Exhibit 4.2

EXECUTION VERSION

APPLEBEE’S FUNDING LLC and
IHOP FUNDING LLC,

each as Co-Issuer

and

CITIBANK, N.A.,

as Trustee and Series 2014-1 Securities Intermediary

SERIES 2014-1 SUPPLEMENT

Dated as of September 30, 2014

to

BASE INDENTURE

Dated as of September 30, 2014

$100,000,000 Series 2014-1 Variable Funding Senior Notes, Class A-1
$1,300,000,000 Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2

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Section 5.7	Governing Law	37
Section 5.8	Amendments	37
Section 5.9	Termination of Series Supplement	37
Section 5.10	Entire Agreement	38

ANNEXES

Annex A	Series 2014-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Series 2014-1 Class A-1 Advance Note
Exhibit A-1-2:	Form of Series 2014-1 Class A-1 Swingline Note
Exhibit A-1-3:	Form of Series 2014-1 Class A-1 L/C Note
Exhibit A-2-1:	Form of Rule 144A Global Series 2014-1 Class A-2 Note
Exhibit A-2-2:	Form of Temporary Regulation S Global Series 2014-1 Class A-2 Note
Exhibit A-2-3:	Form of Permanent Regulation S Global Series 2014-1 Class A-2 Note
Exhibit B-1:	Form of Transferee Certificate
Exhibit B-2:	Form of Transferee Certificate
Exhibit B-3:	Form of Transferee Certificate
Exhibit B-4:	Form of Transferee Certificate
Exhibit C:	Form of Quarterly Noteholders’ Report
Exhibit D:	Important Section 3(c)(7) Notice

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SERIES 2014-1 SUPPLEMENT, dated as of September 30, 2014 (this “Series Supplement”), by and among APPLEBEE’S FUNDING LLC, a Delaware limited liability company (the “Applebee’s Issuer”), IHOP FUNDING LLC, a Delaware limited liability company (the “IHOP Issuer” and, together with the Applebee’s Issuer, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2014-1 Securities Intermediary, to the Base Indenture, dated as of the date hereof, by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2014-1 Notes.  On the Series 2014-1 Closing Date, two Classes of Notes of such Series shall be issued:  (a) Series 2014-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2014-1 Class A-1 Notes”) and (b) Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2014-1 Class A-2 Notes”).  The Series 2014-1 Class A-1 Notes shall be issued in three Subclasses:  (i) Series 2014-1 Class A-1 Advance Notes (as referred to herein, the “Series 2014-1 Class A-1 Advance Notes”), (ii) Series 2014-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2014-1 Class A-1 Swingline Notes”), and (iii) Series 2014-1 Class A-1 L/C Notes (as referred to herein, the “Series 2014-1 Class A-1 L/C Notes”).  For purposes of the Indenture, the Series 2014-1 Class A-1 Notes and the Series 2014-1 Class A-2 Notes shall be deemed to be “Senior Notes.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2014-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2014-1 Supplemental Definitions List”) as such Series 2014-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.  All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture.  Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein).  Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2014-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF
SERIES 2014-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT

Section 2.1      Procedures for Issuing and Increasing the Series 2014-1 Class A-1 Outstanding Principal Amount.

(a)        Subject to satisfaction of the conditions precedent to the making of Series 2014-1 Class A-1 Advances set forth in the Series 2014-1 Class A-1 Note Purchase Agreement, (i) on the Series 2014-1 Closing Date, the Co-Issuers may cause the Series 2014-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2014-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2014-1 Class A-1 Advances made on the Series 2014-1 Closing Date (the “Series 2014-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Series 2014-1 Class A-1 Commitment Term that does not occur during a Cash Trapping Period, the Co-Issuers may increase the Series 2014-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2014-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2014-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2014-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2014-1 Class A-1 Outstanding Principal Amount exceed the Series 2014-1 Class A-1 Notes Maximum Principal Amount.  The Series 2014-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2014-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2014-1 Class A-1 Note Purchase Agreement) allocated among the Series 2014-1 Class A-1 Noteholders (other than the Series 2014-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein.  Proceeds from the Series 2014-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2014-1 Class A-1 Advance Request or as otherwise set forth in the Series 2014-1 Class A-1 Note Purchase Agreement.  Upon receipt of written notice from the Co-Issuers or the Series 2014-1 Class A-1 Administrative Agent of the Series 2014-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2014-1 Class A-1 Initial Advance or such Increase, as applicable.

(b)        Subject to satisfaction of the applicable conditions precedent set forth in the Series 2014-1 Class A-1 Note Purchase Agreement, on the Series 2014-1 Closing Date, the Co-Issuers may cause (i) the Series 2014-1 Class A-1 Initial Swingline Principal Amount to

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become outstanding by drawing, at par, the initial principal amounts of the Series 2014-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Series 2014-1 Class A-1 Swingline Loans made on the Series 2014-1 Closing Date pursuant to Section 2.06 of the Series 2014-1 Class A-1 Note Purchase Agreement (the “Series 2014-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2014-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2014-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2014-1 Closing Date pursuant to Section 2.07 of the Series 2014-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2014-1 Class A-1 Outstanding Principal Amount exceed the Series 2014-1 Class A-1 Notes Maximum Principal Amount.  The procedures relating to increases in the Series 2014-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Series 2014-1 Class A-1 Swingline Loans and issuance or incurrence of Series 2014-1 Class A-1 L/C Obligations are set forth in the Series 2014-1 Class A-1 Note Purchase Agreement.  Upon receipt of written notice from the Co-Issuers or the Series 2014-1 Class A-1 Administrative Agent of the issuance of the Series 2014-1 Class A-1 Initial Swingline Principal Amount and the Series 2014-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount and any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance and Subfacility Increase.

Section 2.2      Procedures for Decreasing the Series 2014-1 Class A-1 Outstanding Principal Amount.

(a)        Mandatory Decrease.  Whenever a Series 2014-1 Class A-1 Excess Principal Event shall have occurred, then, on or before 10:00 a.m. (New York City time) on the fourth Business Day immediately following the date on which the Manager or any Co-Issuer obtains knowledge of such Series 2014-1 Class A-1 Excess Principal Event, the Co-Issuers shall deposit in the Series 2014-1 Class A-1 Distribution Account the amount of funds referred to in the next sentence and shall direct the Trustee in writing to distribute such funds in accordance with Section 4.02 of the Series 2014-1 Class A-1 Note Purchase Agreement.  Such written direction of the Co-Issuers shall include a report that will provide for the distribution of (i) funds sufficient to decrease the Series 2014-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary, so that after giving effect to such decrease of the Series 2014-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2014-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2014-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2014-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), or any other required payment of principal in respect of the Series 2014-1 Class A-1 Notes pursuant to Section 3.6 of this Series Supplement, a “Mandatory Decrease”), plus (ii) any associated Series 2014-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2014-1 Class A-1 Note Purchase Agreement).  Such Mandatory Decrease shall be allocated among the Series 2014-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2014-1 Class A-1 Note Purchase Agreement.  Upon obtaining knowledge of such a Series 2014-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice (by facsimile or e-mail with original to follow by mail) of the need for any such Mandatory Decreases to the Trustee and the Series 2014-1 Class A-1 Administrative Agent.  In

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connection with any Mandatory Decrease, the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

(b)        Voluntary Decrease.  On any Business Day, upon at least three (3) Business Days’ prior written notice to each Series 2014-1 Class A-1 Investor, the Series 2014-1 Class A-1 Administrative Agent and the Trustee, the Co-Issuers may decrease the Series 2014-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2014-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2014-1 Class A-1 Distribution Account not later than 10:00 a.m. (New York time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2014-1 Class A-1 Note Purchase Agreement (i) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2014-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease, plus (ii) any associated Series 2014-1 Class A-1 Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2014-1 Class A-1 Note Purchase Agreement); provided, that to the extent the deposit into the Series 2014-1 Class A-1 Distribution Account described above is made after 10:00 a.m. (New York time) on any Business Day, the same shall be deemed to be deposited on the following Business Day.  Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2014-1 Class A-1 Note Purchase Agreement.  In connection with any Voluntary Decrease, the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).

(c)        Upon distribution to the Series 2014-1 Class A-1 Noteholders of principal of the Series 2014-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall indicate in its books and records such Decrease.

(d)       The Series 2014-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2014-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2014-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2014-1 Class A-1 Advances to repay Series 2014-1 Class A-1 Swingline Loans and Series 2014-1 Class A-1 L/C Obligations or (ii) optional prepayments of Series 2014-1 Class A-1 Swingline Loans on same day notice.  Upon receipt of written notice from the Co-Issuers or the Series 2014-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

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ARTICLE III

SERIES 2014-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2014-1 Notes only, the following shall apply:

Section 3.1      Allocations with Respect to the Series 2014-1 Notes.  On the Series 2014-1 Closing Date, $14,700,000 of the net proceeds from the initial sale of the Series 2014-1 Notes will be deposited into the Senior Notes Interest Reserve Account and the remainder of the net proceeds from the sale of the Series 2014-1 Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.2      Application of Weekly Collections on Weekly Allocation Dates to the Series 2014-1 Notes; Quarterly Payment Date Applications.  On each Weekly Allocation Date, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2014-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a)        Series 2014-1 Senior Notes Quarterly Interest.  On each Weekly Allocation Date, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account the Series 2014-1 Class A-1 Quarterly Interest and the Series 2014-1 Class A-2 Quarterly Interest deemed to be “Senior Notes Quarterly Interest Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b)        Series 2014-1 Class A-1 Commitment Fees Amount.  On each Weekly Allocation Date, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account the Series 2014-1 Class A-1 Commitment Fees Amount deemed to be a “Class A-1 Commitment Fees Amount” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(c)        Series 2014-1 Class A-1 Administrative Expenses.  On each Weekly Allocation Date, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to pay to the Series 2014-1 Class A-1 Administrative Agent from the Collection Account the Series 2014-1 Class A-1 Administrative Expenses deemed to be “Class A-1 Notes Administrative Expenses” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(d)       Series 2014-1 Senior Notes Interest Reserve Amount.

(i)         The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2014-1 Notes equal to the Series 2014-1 Senior Notes Interest Reserve Amount.

(ii)        If on any Weekly Allocation Date there is a Series 2014-1 Senior Notes Interest Reserve Account Deficiency, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to deposit into the Senior Notes Interest

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Reserve Account an amount equal to the Series 2014-1 Senior Notes Interest Reserve Account Deficiency Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii)       On each Quarterly Calculation Date preceding the first Quarterly Payment Date following a Series 2014-1 Interest Reserve Release Event or on which a Series 2014-1 Interest Reserve Release Event occurs, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to withdraw the Series 2014-1 Interest Reserve Release Amount, if any, from the Senior Notes Interest Reserve Account and deposit such amounts into the Collection Account in accordance with Section 5.10(g)(viii) of the Base Indenture.

(e)        Series 2014-1 Senior Notes Rapid Amortization Principal Amounts.  If any Weekly Allocation Date occurs during a Rapid Amortization Period or Series 2014-1 Class A-1 Notes Amortization Period, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2014-1 Senior Notes the amounts contemplated by the Priority of Payments for such principal.

(f)        Series 2014-1 Senior Notes Scheduled Principal Payment Amounts.  On each Weekly Allocation Date prior to the occurrence of a Rapid Amortization Event pursuant to clause (e) of Section 9.1 of the Base Indenture, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account the Series 2014-1 Senior Notes Scheduled Principal Payment Amounts, if any, deemed to be “Scheduled Principal Payments” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(g)        Series 2014-1 Senior Notes Scheduled Principal Payment Deficiencies.  On each Weekly Allocation Date, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account any portion of the Senior Notes Scheduled Principal Payment Deficiency Amounts attributable to the Series 2014-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(h)        Series 2014-1 Class A-1 Other Amounts.  On each Weekly Allocation Date, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account the Series 2014-1 Class A-1 Other Amounts deemed to be “Class A-1 Notes Other Amounts” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(i)         Series 2014-1 Senior Notes Quarterly Post-ARD Contingent Interest.  On each Weekly Allocation Date, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account the Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest and the Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

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(j)                                  Series 2014-1 Class A-2 Make-Whole Prepayment Premium.  On each Weekly Allocation Date, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account the Series 2014-1 Class A-2 Make-Whole Prepayment Premium deemed to be “unpaid premiums and make-whole prepayment premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(k)                              Application Instructions.  The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of any Co-Issuer.

Section 3.3                        Certain Distributions from Series 2014-1 Distribution Accounts.  On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2014-1 Class A-1 Noteholders from the Series 2014-1 Class A-1 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account, Class A-1 Notes Commitment Fees Account and Senior Notes Principal Payment Account, pursuant to Section 5.12(a), (d) or (h), as applicable, of the Base Indenture, and deposited in the Series 2014-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal on such Quarterly Payment Date and (ii) to the Series 2014-1 Class A-2 Noteholders from the Series 2014-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Payment Account and Senior Notes Principal Payment Account, as applicable, pursuant to Section 5.12(a) or (h), as applicable, of the Base Indenture, and deposited in the Series 2014-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal on such Quarterly Payment Date.

Section 3.4                        Series 2014-1 Class A-1 Interest and Certain Fees.

(a)                               Series 2014-1 Class A-1 Note Rate and L/C Fees.  From and after the Series 2014-1 Closing Date, the applicable portions of the Series 2014-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2014-1 Class A-1 Note Rate and (ii) Series 2014-1 Class A-1 L/C Fees at the applicable rates provided therefor in the Series 2014-1 Class A-1 Note Purchase Agreement.  Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on March 5, 2015; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2014-1 Legal Final Maturity Date, on any Series 2014-1 Prepayment Date with respect to a prepayment in full of the Series 2014-1 Class A-1 Notes or on any other day on which all of the Series 2014-1 Class A-1 Outstanding Principal Amount is required to be paid in full.  To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2014-1 Class A-1 Note Rate.

(b)                              Undrawn Commitment Fees.  From and after the Series 2014-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2014-1 Class A-1 Note Purchase Agreement.  Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related

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Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on March 5, 2015.  To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2014-1 Class A-1 Note Rate.

(c)                               Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest.  From and after the Series 2014-1 Class A-1 Notes Renewal Date, if the Series 2014-1 Final Payment has not been made, additional interest will accrue on the Series 2014-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at an annual rate equal to 5.00% per annum (the “Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2014-1 Class A-1 Note Rate.  Any Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest in excess of available amounts in accordance with the foregoing will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

(d)                             Series 2014-1 Class A-1 Initial Interest Accrual Period.  The initial Interest Accrual Period for the Series 2014-1 Class A-1 Notes shall commence on the Series 2014-1 Closing Date and end on (but exclude) March 5, 2015.

Section 3.5                        Series 2014-1 Class A-2 Interest.

(a)                               Series 2014-1 Class A-2 Note Rate.  From the Series 2014-1 Closing Date until the Series 2014-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2014-1 Class A-2 Outstanding Principal Amount (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Accrual Period, or if such day is not a Quarterly Payment Date, as of the following Quarterly Payment Date, and also giving effect to repurchases and cancellations of Series 2014-1 Class A-2 Notes during such Interest Accrual Period) will accrue interest at the Series 2014-1 Class A-2 Note Rate.  Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on March 5, 2015; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2014-1 Legal Final Maturity Date, on any Series 2014-1 Prepayment Date with respect to a prepayment in full of the Series 2014-1 Class A-2 Notes or on any other day on which all of the Series 2014-1 Class A-2 Outstanding Principal Amount is required to be paid in full.  To the extent any interest accruing at the Series 2014-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2014-1 Class A-2 Note Rate.  All computations of interest at the Series 2014-1 Class A-2 Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

(b)                              Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest.

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(i)                                  Post-ARD Contingent Interest.  From and after the Series 2014-1 Anticipated Repayment Date, if the Series 2014-1 Final Payment has not been made, then additional interest will accrue on the Series 2014-1 Class A-2 Notes at an annual interest rate (the “Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest Rate”) equal to the rate determined by the Servicer to be the greater of (A) 5.00% per annum and (B) a per annum rate equal to the excess, if any, by which the sum of (i) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2014-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (ii) 5.00% plus (iii) 2.150% exceeds the Series 2014-1 Class A-2 Note Rate (such additional interest, the “Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest”).  All computations of Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be made on the basis of a 360-day year and twelve 30-day months.

(ii)                              Payment of Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest.  Any Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest will be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available.  The failure to pay any Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest in excess of available amounts in accordance with the foregoing (including on the Series 2014-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

(c)                               Series 2014-1 Class A-2 Initial Interest Accrual Period.  The initial Interest Accrual Period for the Series 2014-1 Class A-2 Notes shall commence on the Series 2014-1 Closing Date and end on (but exclude) March 5, 2015.

Section 3.6                        Payment of Series 2014-1 Note Principal.

(a)                               Series 2014-1 Notes Principal Payment at Legal Maturity.  The Series 2014-1 Outstanding Principal Amount shall be due and payable on the Series 2014-1 Legal Final Maturity Date.  The Series 2014-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6 and, in respect of the Series 2014-1 Class A-1 Outstanding Principal Amount, Section 2.2 of this Series Supplement.

(b)                              Series 2014-1 Anticipated Repayment.  The Series 2014-1 Final Payment is anticipated to occur on the Quarterly Payment Date occurring in September, 2021 (such date, the “Series 2014-1 Anticipated Repayment Date”).  The initial Series 2014-1 Class A-1 Notes Renewal Date will be the Quarterly Payment Date occurring in September, 2019, unless extended as provided below in this Section 3.6(b).

(i)                                  First Extension Election.  Subject to the conditions set forth in Section 3.6(b)(iii) of this Series Supplement, the Manager shall have the option on or before the Quarterly Payment Date occurring in September, 2019 to elect (the “Series 2014-1 First Extension Election”) to extend the Series 2014-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in September, 2020 by delivering written

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notice to the Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in September, 2019 to the effect that the conditions precedent to such Series 2014-1 First Extension Election have been satisfied; provided that upon such extension, the Quarterly Payment Date occurring in September, 2020 shall become the Series 2014-1 Class A-1 Notes Renewal Date.

(ii)                              Second Extension Election.  Subject to the conditions set forth in Section 3.6(b)(iii) of this Series Supplement, if the Series 2014-1 First Extension Election has been made and become effective, the Manager shall have the option on or before the Quarterly Payment Date occurring in September, 2020 to elect (the “Series 2014-1 Second Extension Election”) to extend the Series 2014-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in September, 2021 by delivering written notice to the Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in September, 2020 to the effect that the conditions precedent to such Series 2014-1 Second Extension Election have been satisfied; provided that upon such extension, the Quarterly Payment Date occurring in September, 2021 shall become the Series 2014-1 Class A-1 Notes Renewal Date.

(iii)                          Conditions Precedent to Extension Elections.  It shall be a condition to the effectiveness of the Series 2014-1 Extension Elections that, in the case of the Series 2014-1 First Extension Election, on the Quarterly Payment Date occurring in September, 2019, or in the case of the Series 2014-1 Second Extension Election, on the Quarterly Payment Date occurring in September, 2020 (a) the DSCR is greater than or equal to 2.00x (calculated with respect to the most recently ended Quarterly Collection Period), (b) the rating assigned to the Series 2014-1 Class A-1 Notes by Standard & Poor’s has not been downgraded below “BBB” or withdrawn and (c) all Class A-1 Extension Fees shall have been paid on or prior to such Quarterly Payment Date.  Any notice given pursuant to Section 3.6(b)(i) or (ii) of this Series Supplement shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(iii) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective.

(c)                               Payment of Series 2014-1 Senior Notes Scheduled Principal Payment Amounts and Series 2014-1 Senior Notes Scheduled Principal Payment Deficiency Amounts.  Series 2014-1 Senior Notes Scheduled Principal Payment Amounts will be due and payable in accordance with the definition thereof on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Series 2014-1 Senior Notes Scheduled Principal Payment Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default.  On each Quarterly Payment Date, the Series 2014-1 Senior Notes Scheduled Principal Payment Deficiency Amount, if any, with respect to such Quarterly Payment Date will be due and payable, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Series

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2014-1 Senior Notes Scheduled Principal Payment Deficiency Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default.

(d)                             Series 2014-1 Notes Mandatory Payments of Principal.

(i)                                  During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2014-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, together with any Series 2014-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2014-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2014-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments.  Such payments shall be ratably allocated among the Series 2014-1 Noteholders within each applicable Class based on their respective portion of the Series 2014-1 Outstanding Principal Amount of such Class (or, in the case of the Series 2014-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2014-1 Class A-1 Note Purchase Agreement).

(ii)                              During any Series 2014-1 Class A-1 Notes Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Series 2014-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available.  Such payments shall be allocated among the Series 2014-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2014-1 Class A-1 Note Purchase Agreement.  For the avoidance of doubt, no Series 2014-1 Class A-2 Make-Whole Prepayment Premium will be due in connection with any principal payments on the Series 2014-1 Class A-1 Notes.

(e)                               Series 2014-1 Class A-2 Make-Whole Prepayment Premium Payments.  In connection with any mandatory prepayment of any Series 2014-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 3.6(d)(i) or in connection with any Asset Disposition Proceeds pursuant to Section 3.6(j), or in connection with any optional prepayment of any Series 2014-1 Class A-2 Notes made pursuant to Section 3.6(f) (each, a “Series 2014-1 Class A-2 Prepayment”), the Co-Issuers shall pay, in the manner described herein, the Series 2014-1 Class A-2 Make-Whole Prepayment Premium to the Series 2014-1 Class A-2 Noteholders with respect to the principal portion of the applicable Series 2014-1 Prepayment Amount; provided that no such Series 2014-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection with (A) any prepayment made on or after the date thirty-six (36) months prior to the Series 2014-1 Anticipated Repayment Date (the “Make-Whole End Date”), (B) any prepayment funded by Indemnification Amounts or Insurance/Condemnation Proceeds

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and (C) Series 2014-1 Senior Notes Scheduled Principal Payment Amounts or Series 2014-1 Senior Notes Scheduled Principal Payment Deficiency Amounts.

(f)                                Optional Prepayment of Series 2014-1 Class A-2 Notes.  Subject to Section 3.6(e) and (g) of this Series Supplement, the Co-Issuers shall have the option to prepay the Series 2014-1 Class A-2 Notes in whole on any Business Day or in part on any Quarterly Payment Date or on any date a mandatory prepayment may be made and that is specified as the Series 2014-1 Prepayment Date in the applicable Prepayment Notices; provided, that the Co-Issuers shall not make any optional prepayment in part of any Series 2014-1 Class A-2 Notes pursuant to this Section 3.6(f) in a principal amount for any single prepayment of less than $5,000,000 on any Quarterly Payment Date (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Senior Notes Principal Payment Account (including amounts to be transferred from the Cash Trap Reserve Account) that is allocable to the Series 2014-1 Class A-2 Notes to be prepaid is sufficient to pay the principal amount of the Series 2014-1 Class A-2 Notes to be prepaid and any Series 2014-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2014-1 Prepayment Date; (ii) the amount on deposit in the Senior Notes Interest Payment Account that is allocable to the Series 2014-1 Class A-2 Outstanding Principal Amount to be prepaid is sufficient to pay (A) the Series 2014-1 Class A-2 Quarterly Interest to but excluding the relevant Series 2014-1 Prepayment Date relating to the Series 2014-1 Class A-2 Outstanding Principal Amount to be prepaid and (B) only if such optional prepayment is a prepayment in whole, (x) the Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2014-1 Class A-2 Notes or, in each case, such amounts have been deposited to the Series 2014-1 Class A-2 Distribution Account pursuant to Section 3.6(h)); and (iii) the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate).  The Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(g)                              Notices of Prepayments.  The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2014-1 Prepayment with respect to the Series 2014-1 Class A-2 Notes pursuant to Section 3.6(f) of this Series Supplement to each Series 2014-1 Noteholder affected by such Series 2014-1 Prepayment, each of the Rating Agencies, the Servicer, the Control Party and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2014-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers.  In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement.  With respect to each such Series 2014-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2014-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (B) the Series 2014-1 Prepayment Amount and (C) the date on which the applicable Series 2014-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date

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shall be no earlier than the fifth Business Day before such Series 2014-1 Prepayment Date (the “Series 2014-1 Make-Whole Premium Calculation Date”).  The Co-Issuers shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the affected Noteholders, to withdraw, or amend the Series 2014-1 Prepayment Date set forth in, any Prepayment Notice relating to an optional prepayment at any time up to the second Business Day before the Series 2014-1 Prepayment Date set forth in such Prepayment Notice.  Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent.  The Co-Issuers shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Co-Issuers’ obligations with respect to such optional prepayment may be performed by another Person.  All Prepayment Notices shall be (i) transmitted by facsimile or email to (A) each affected Series 2014-1 Noteholder to the extent such Series 2014-1 Noteholder has provided a facsimile number or email address to the Trustee and (B) each of the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2014-1 Noteholder.  For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2014-1 Class A-1 Notes is governed by Section 2.2 of this Series Supplement and not by this Section 3.6.  A Prepayment Notice may be revoked by any Co-Issuer if the Trustee receives written notice of such revocation no later than 10:00 a.m. (New York City time) two Business Days prior to such Series 2014-1 Prepayment Date.  The Co-Issuers shall give written notice of such revocation to the Servicer, and at the request of the Co-Issuers, the Trustee shall forward the notice of revocation to the Series 2014-1 Noteholders.

(h)                              Series 2014-1 Prepayments.  On each Series 2014-1 Prepayment Date with respect to any Series 2014-1 Prepayment, the Series 2014-1 Prepayment Amount and the Series 2014-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2014-1 Class A-1 Breakage Amounts applicable to such Series 2014-1 Prepayment shall be due and payable.  The Co-Issuers shall pay the Series 2014-1 Prepayment Amount together with the applicable Series 2014-1 Class A-2 Make-Whole Prepayment Premium, if any, and any associated Series 2014-1 Class A-1 Breakage Amounts applicable to such Series 2014-1 Prepayment, by, to the extent not already deposited therein pursuant to Section 3.6(f) of this Series Supplement, depositing such amounts in the applicable Series 2014-1 Distribution Account on or prior to the related Series 2014-1 Prepayment Date to be distributed in accordance with Section 3.6(k) of this Series Supplement.

(i)                                  Prepayment Premium Not Payable.  For the avoidance of doubt, there is no Series 2014-1 Class A-2 Make-Whole Prepayment Premium payable as a result of (i) the application of Indemnification Amounts or Insurance/Condemnation Proceeds allocated to the Series 2014-1 Class A-2 Notes pursuant to clause (i) of the Priority of Payments, (ii) any Series 2014-1 Senior Notes Scheduled Principal Payment Amounts or Series 2014-1 Senior Notes Scheduled Principal Payment Deficiency Amounts and (iii) any prepayment on or after the Make-Whole End Date.

(j)                                  Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds.  Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.12(h) of the Base Indenture and

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deposited in the applicable Series 2014-1 Distribution Accounts and used to prepay first, if a Series 2014-1 Class A-1 Notes Amortization Period is continuing, the Series 2014-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2014-1 Class A-1 Note Purchase Agreement), second, the Series 2014-1 Class A-2 Notes (based on their respective portion of the Series 2014-1 Class A-2 Outstanding Principal Amount), and third, provided that clause first does not apply, the Series 2014-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2014-1 Class A-1 Note Purchase Agreement), on the Quarterly Payment Date immediately succeeding such deposit.  In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any prepayment premium.  The Co-Issuers shall, however, be obligated to pay any applicable Series 2014-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 3.6(e) of this Series Supplement in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2014-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2014-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments.

(k)                              Series 2014-1 Prepayment Distributions.

(i)                                  On the Series 2014-1 Prepayment Date for each Series 2014-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2014-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2014-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2014-1 Class A-1 Noteholders of record on the applicable Prepayment Record Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2014-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2014-1 Class A-1 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2014-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2014-1 Prepayment Date and any associated Series 2014-1 Class A-1 Breakage Amounts incurred as a result of such prepayment.

(ii)                              On the Series 2014-1 Prepayment Date for each Series 2014-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2014-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2014-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section

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3.6(g) of this Series Supplement, wire transfer to the Series 2014-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2014-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2014-1 Class A-2 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2014-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2014-1 Prepayment Date and any Series 2014-1 Class A-2 Make-Whole Prepayment Premium due to Series 2014-1 Class A-2 Noteholders payable on such date.

(l)                                  Series 2014-1 Notices of Final Payment.  The Co-Issuers shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2014-1 Prepayment Date that will be the Series 2014-1 Final Payment Date; provided, however, that with respect to any Series 2014-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2014-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g) of this Series Supplement.  The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2014-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2014-1 Prepayment Date that will be the Series 2014-1 Final Payment Date.  Such written notice to be sent to the Series 2014-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2014-1 Final Payment will be made and shall specify that such Series 2014-1 Final Payment will be payable only upon presentation and surrender of the Series 2014-1 Notes and shall specify the place where the Series 2014-1 Notes may be presented and surrendered for such Series 2014-1 Final Payment.

Section 3.7                        Series 2014-1 Class A-1 Distribution Account.

(a)                               Establishment of Series 2014-1 Class A-1 Distribution Account.  The Co-Issuer’s have established with the Trustee the Series 2014-1 Class A-1 Distribution Account in the name of the Trustee for the benefit of the Series 2014-1 Class A-1 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2014-1 Class A-1 Noteholders.  The Series 2014-1 Class A-1 Distribution Account shall be an Eligible Account.  Initially, the Series 2014-1 Class A-1 Distribution Account will be established with the Trustee.

(b)                              Series 2014-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2014-1 Class A-1 Notes.  In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2014-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2014-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2014-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or

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evidencing any or all of the Series 2014-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2014-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2014-1 Class A-1 Distribution Account Collateral”).

(c)                               Termination of Series 2014-1 Class A-1 Distribution Account.  On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2014-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2014-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2014-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2014-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2014-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in accordance with the written instructions of the Co-Issuers (or the Manager on their behalf), shall withdraw from the Series 2014-1 Class A-1 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 3.8                        Series 2014-1 Class A-2 Distribution Account.

(a)                               Establishment of Series 2014-1 Class A-2 Distribution Account.  The Co-Issuer’s have established with the Trustee the Series 2014-1 Class A-2 Distribution Account in the name of the Trustee for the benefit of the Series 2014-1 Class A-2 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2014-1 Class A-2 Noteholders.  The Series 2014-1 Class A-2 Distribution Account shall be an Eligible Account.  Initially, the Series 2014-1 Class A-2 Distribution Account will be established with the Trustee.

(b)                              Series 2014-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2014-1 Class A-2 Notes.  In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2014-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2014-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2014-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2014-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2014-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2014-1 Class A-2 Distribution Account Collateral”).

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(c)        Termination of Series 2014-1 Class A-2 Distribution Account.  On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2014-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Co-Issuers (or the Manager on their behalf), shall withdraw from the Series 2014-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments.

Section 3.9      Trustee as Securities Intermediary.

(a)        The Trustee or other Person holding the Series 2014-1 Distribution Accounts shall be the “Series 2014-1 Securities Intermediary.”  If the Series 2014-1 Securities Intermediary in respect of any Series 2014-1 Distribution Account is not the Trustee, the Co-Issuers shall obtain the express agreement of such other Person to the obligations of the Series 2014-1 Securities Intermediary set forth in this Section 3.9.

(b)        The Series 2014-1 Securities Intermediary agrees that:

(i)         The Series 2014-1 Distribution Accounts are accounts to which Financial Assets will or may be credited;

(ii)        The Series 2014-1 Distribution Accounts are “securities accounts” within the meaning of Section 8-501 of the New York UCC and the Series 2014-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii)       All securities or other property (other than cash) underlying any Financial Assets credited to any Series 2014-1 Distribution Account shall be registered in the name of the Series 2014-1 Securities Intermediary, indorsed to the Series 2014-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2014-1 Securities Intermediary, and in no case will any Financial Asset credited to any Series 2014-1 Distribution Account be registered in the name of any Co-Issuer, payable to the order of any Co-Issuer or specially indorsed to any Co-Issuer;

(iv)       All property delivered to the Series 2014-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2014-1 Distribution Account;

(v)        Each item of property (whether investment property, security, instrument or cash) credited to any Series 2014-1 Distribution Account shall be treated as a Financial Asset;

(vi)       If at any time the Series 2014-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2014-1 Distribution Accounts, the Series 2014-1 Securities Intermediary shall comply with such entitlement order without further consent by any Co-Issuer, any other Securitization Entity or any other Person;

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(vii)      The Series 2014-1 Distribution Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement.  For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2014-1 Securities Intermediary’s jurisdiction and the Series 2014-1 Distribution Accounts (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii)     The Series 2014-1 Securities Intermediary has not entered into, and until termination of this Series Supplement will not enter into, any agreement with any other Person relating to the Series 2014-1 Distribution Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2014-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Co-Issuers purporting to limit or condition the obligation of the Series 2014-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix)       Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2014-1 Distribution Accounts, neither the Series 2014-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, any Series 2014-1 Distribution Account or any Financial Asset credited thereto.  If the Series 2014-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2014-1 Distribution Account or any Financial Asset carried therein, the Series 2014-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Co-Issuers thereof.

(c)        At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2014-1 Distribution Accounts and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2014-1 Distribution Accounts; provided, however, that at all other times the Co-Issuers shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2014-1 Distribution Accounts.

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Section 3.10    Manager.  Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Co-Issuers and DineEquity.  The Series 2014-1 Noteholders by their acceptance of the Series 2014-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Co-Issuers and DineEquity.  Any such reports and notices that are required to be delivered to the Series 2014-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.11    Replacement of Ineligible Accounts.  If, at any time, either of the Series 2014-1 Class A-1 Distribution Account or the Series 2014-1 Class A-2 Distribution Account shall cease to be an Eligible Account (each, a “Series 2014-1 Ineligible Account”), the Co-Issuers shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2014-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2014-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.

ARTICLE IV

FORM OF SERIES 2014-1 NOTES

Section 4.1      Issuance of Series 2014-1 Class A-1 Notes.  (a) The Series 2014-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2014-1 Class A-1 Noteholders (other than the Series 2014-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2014-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.  Other than in accordance with this Series Supplement and the Series 2014-1 Class A-1 Note Purchase Agreement, the Series 2014-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2014-1 Class A-1 Noteholders.  The Series 2014-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2014-1 Class A-1 Notes Maximum Principal Amount as of the Series 2014-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2014-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a) of this Series Supplement.  The Trustee shall record any Increases or Decreases with respect to the Series 2014-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d) of this Series Supplement, the principal amount of the Series 2014-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.  The Series 2014-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2014-1 Class A-1 Note Purchase

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Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.  Other than in accordance with this Series Supplement and the Series 2014-1 Class A-1 Note Purchase Agreement, the Series 2014-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender.  The Series 2014-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2014-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2014-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i) of this Series Supplement.  The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d) of this Series Supplement, the aggregate principal amount of the Series 2014-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(b)        The Series 2014-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2014-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.  Other than in accordance with this Series Supplement and the Series 2014-1 Class A-1 Note Purchase Agreement, the Series 2014-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider.  The Series 2014-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2014-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2014-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(ii) of this Series Supplement.  The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d) of this Series Supplement, the aggregate amount of the Series 2014-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.  All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2014-1 Class A-1 L/C Note for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest.

(c)        For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2014-1 Class A-1 Notes will exceed the Series 2014-1 Class A-1 Notes Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2014-1 Class A-1 Advance Notes, the Series 2014-1 Class A-1 Swingline Notes and the Series 2014-1 Class A-1 L/C Notes in the aggregate exceed the Series 2014-1 Class A-1 Notes Maximum Principal Amount.

(d)       The Series 2014-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2014-1 Class A-1 Notes, as evidenced by their execution of the Series 2014-1 Class A-1 Notes.  The Series 2014-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing

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such Series 2014-1 Class A-1 Notes, as evidenced by their execution of such Series 2014-1 Class A-1 Notes.  The initial sale of the Series 2014-1 Class A-1 Notes is limited to Persons who have executed the Series 2014-1 Class A-1 Note Purchase Agreement.  The Series 2014-1 Class A-1 Notes may be resold only to the Co-Issuers, their Affiliates, and Persons who are QPs and who are not Competitors (except that Series 2014-1 Class A-1 Notes may be resold to Persons who are QPs and Competitors with the written consent of the Co-Issuers) in compliance with the terms of the Series 2014-1 Class A-1 Note Purchase Agreement.

Section 4.2      Issuance of Series 2014-1 Class A-2 Notes.  The Series 2014-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2014-1 Class A-2 Initial Principal Amount on the Series 2014-1 Closing Date by the Co-Issuers pursuant to the Series 2014-1 Class A-2 Note Purchase Agreement.  The Series 2014-1 Class A-2 Notes will be resold initially only to the Co-Issuers or their Affiliates or (A) in each case, to Persons who are not Competitors, (B) in the United States, to Persons who are both QIBs and QPs in reliance on Rule 144A and (C) outside the United States, to QPs who are neither a U.S. person (as defined in Regulation S) (a “U.S. Person”) nor a U.S. resident (within the meaning of the Investment Company Act) (a “U.S. Resident”) in reliance on Regulation S.  The Series 2014-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein.  The Series 2014-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2014-1 Class A-2 Notes.  The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2014-1 Class A-2 Notes.  The Series 2014-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

(a)        Rule 144A Global Notes.  The Series 2014-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Rule 144A Global Notes”).  The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(b)        Temporary Regulation S Global Notes and Permanent Regulation S Global Notes.  Any Series 2014-1 Class A-2 Notes offered and sold on the Series 2014-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream.  Until such time as the Restricted Period shall have terminated with respect to any Series 2014-1 Class A-2 Note, such Series 2014-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Temporary Regulation S Global Notes.”  After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons,

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substantially in the form set forth in Exhibit A-2-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Permanent Regulation S Global Notes”).  The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

(c)        Definitive Notes.  The Series 2014-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2014-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3      Transfer Restrictions of Series 2014-1 Class A-1 Notes.

(a)        Subject to the terms of the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement, the holder of any Series 2014-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2014-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B-1 hereto; provided that if the holder of any Series 2014-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2014-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2014-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2014-1 Class A-1 Note Purchase Agreement, then such Series 2014-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B-1 hereto upon transfer of its interest in such Series 2014-1 Class A-1 Advance Note.  In exchange for any Series 2014-1 Class A-1 Advance Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2014-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred.  In the case of the transfer of any Series 2014-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2014-1 Class A-1 Notes for the aggregate principal amount that was not transferred.  No transfer of any Series 2014-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2014-1 Class A-1 Noteholder at such office.  Neither the Co-Issuers nor the Trustee

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shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of transferred Series 2014-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2014-1 Class A-1 Advance Note as Series 2014-1 Class A-1 Noteholders.

(b)        Subject to the terms of the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2014-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2014-1 Class A-1 Swingline Notes at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2014-1 Class A-1 Note Purchase Agreement.  In exchange for any Series 2014-1 Class A-1 Swingline Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2014-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred.  No transfer of any Series 2014-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office.  Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of any transferred Series 2014-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2014-1 Class A-1 Swingline Note as a Series 2014-1 Class A-1 Noteholder.

(c)        Subject to the terms of the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement, the L/C Provider may transfer any Series 2014-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2014-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2014-1 Class A-1 Note Purchase Agreement.  In exchange for any Series 2014-1 Class A-1 L/C Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2014-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred.  In the case of the transfer of any Series 2014-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of

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transferor) to such address as the transferor may request, Series 2014-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred.  No transfer of any Series 2014-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by the L/C Provider at such office.  Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of any transferred Series 2014-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2014-1 Class A-1 L/C Note as a Series 2014-1 Class A-1 Noteholder.

(d)       Each Series 2014-1 Class A-1 Note shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2014-1 CLASS A-1 NOTE (“THIS NOTE”) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF THE CO-ISSUERS HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 30, 2014 BY AND AMONG THE CO-ISSUERS, DINEEQUITY, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2014-1 Class A-I Notes except as provided herein.

Section 4.4      Transfer Restrictions of Series 2014-1 Class A-2 Notes.

(a)        A Series 2014-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2014-1 Class A-2 Note that is issued in exchange for a Series 2014-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2014-1 Global Note effected in accordance with the other provisions of this Section 4.4.

(b)        The transfer by a Series 2014-1 Note Owner holding a beneficial interest in a Series 2014-1 Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note

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shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB/QP and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)        If a Series 2014-1 Note Owner holding a beneficial interest in a Series 2014-1 Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c).  Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-2 hereto given by the Series 2014-1 Series 2014-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(d)       If a Series 2014-1 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d).  Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream

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account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-3 hereto given by the Series 2014-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e)        If a Series 2014-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e).  Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-4 hereto given by such Series 2014-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

(f)        In the event that a Series 2014-1 Global Note or any portion thereof is exchanged for Series 2014-1 Class A-2 Notes other than Series 2014-1 Global Notes, such other Series 2014-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series

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2014-1 Class A-2 Notes that are not Series 2014-1 Global Notes or for a beneficial interest in a Series 2014-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2014-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g)        Until the termination of the Restricted Period with respect to any Series 2014-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2014-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d) of this Series Supplement.  After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h)        The Rule 144A Global Notes, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2014-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO APPLEBEE’S FUNDING LLC, IHOP FUNDING LLC OR AN AFFILIATE OF EITHER OR BOTH OF THEM, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A

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U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED WITH IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A COMPANY EXCEPTED FROM THE DEFINITION OF “INVESTMENT COMPANY” BY SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

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EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN [A TEMPORARY REGULATION S GLOBAL NOTE] [A RULE 144A GLOBAL NOTE] OR [A PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER.  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER OR TO HAVE BEEN EITHER A “U.S. PERSON” OR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT.”  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

(i)                                  The Series 2014-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE

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NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER, A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j)                                  The Series 2014-1 Global Notes issued in connection with the Series 2014-1 Class A-2 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k)                              The required legends set forth above shall not be removed from the applicable Series 2014-1 Class A-2 Notes except as provided herein.  The legend required for a Rule 144A Global Note may be removed from such Rule 144A Global Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Rule 144A Global Note will not violate the registration requirements of the Securities Act.  Upon provision of such satisfactory evidence, the Trustee at the direction of the Co-Issuers (or the Manager, on

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their behalf), shall authenticate and deliver in exchange for such Rule 144A Global Note a Series 2014-1 Class A-2 Note or Series 2014-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend.  If such a legend required for a Rule 144A Global Note has been removed from a Series 2014-1 Class A-2 Note as provided above, no other Series 2014-1 Class A-2 Note issued in exchange for all or any part of such Series 2014-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2014-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5                        Section 3(c)(7) Procedures.

(a)                               The Co-Issuers shall, upon two (2) Business Days’ prior written notice, cause the Registrar to send, and the Registrar hereby agrees to send on at least an annual basis, a notice from the Co-Issuers to DTC in substantially the form of Exhibit D hereto (the “Important Section 3(c)(7) Notice”), with a request that DTC forward each such notice to the relevant DTC participants for further delivery to the Series 2014-1 Note Owners.  If DTC notifies the Co-Issuers or the Registrar that it will not forward such notices, the Co-Issuers will request DTC to deliver to the Co-Issuers a list of all DTC participants holding an interest in the Series 2014-1 Notes and the Registrar and Paying Agent will send the Important Section 3(c)(7) Notice directly to such participants.

(b)                              The Co-Issuers will take the following steps in connection with the Series 2014-1 Notes:

(i)                                  The Co-Issuers will direct DTC to include the “3c7” marker in the DTC 20-character security descriptor and the 48-character additional descriptor for the Rule 144A Global Note in order to indicate that sales are limited to QIB/QPs.

(ii)                              The Co-Issuers will direct DTC to cause each physical DTC deliver order ticket delivered by DTC to purchasers to contain the DTC 20-character security descriptor; and will direct DTC to cause each DTC deliver order ticket delivered by DTC to purchasers in electronic form to contain the “3c7” indicator and a related user manual for participants, which will contain a description of the relevant restrictions.

(iii)                          The Co-Issuers will instruct DTC to send an Important Section 3(c)(7) Notice to all DTC participants in connection with the initial offering of the Series 2014-1 Notes.

(iv)                          The Co-Issuers will advise DTC that they are Section 3(c)(7) issuers and will request DTC to include the Rule 144A Global Note in DTC’s “Reference Directory” of Section 3(c)(7) offerings and provide such participants with an Important Section 3(c)(7) Notice.

(v)                              The Co-Issuers will from time to time request DTC to deliver to the Co-Issuers a list of all DTC participants holding an interest in the Rule 144A Global Note and provide such participants with an Important Section 3(c)(7) Notice.

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(vi)                          The Co-Issuers will direct Euroclear to include the “144A/3(c)(7)” marker in the name for the Rule 144A Global Note included in the Euroclear securities database in order to indicate that sales are limited to QIB/QPs.

(vii)                      The Co-Issuers will direct Euroclear to cause each daily securities balance report and each daily securities transaction report delivered to Euroclear participants to contain the indicator “144A/3(c)(7)” in the name for the Rule 144A Global Note.

(viii)                  The Co-Issuers will direct Euroclear to include a description of the Section 3(c)(7) restrictions for the Rule 144A Global Note in its New Issues Acceptance Guide.

(ix)                          The Co-Issuers will instruct Euroclear to send an Important Section 3(c)(7) Notice to all Euroclear participants holding positions in the Rule 144A Global Note at least once every calendar year, substantially in the form of Exhibit D hereto.

(x)                              The Co-Issuers will from time to time request Euroclear to deliver to the Co-Issuers a list of all Euroclear participants holding an interest in the Rule 144A Global Note and provide such participants with notification substantially in the form of Exhibit D hereto.

(xi)                          The Co-Issuers will direct Clearstream to include the “144A/3(c)(7)” marker in the name for the Rule 144A Global Note included in the Clearstream securities database in order to indicate that sales are limited to QIB/QPs.

(xii)                      The Co-Issuers will direct Clearstream to cause each daily portfolio report and each daily settlement report delivered to Clearstream participants to contain the indicator “144A/3(c)(7)” in the name for the Rule 144A Global Note.

(xiii)                  The Co-Issuers will direct Clearstream to include a description of the Section 3(c)(7) restrictions in its Customer Handbook.

(xiv)                  The Co-Issuers will instruct Clearstream to send an Important Section 3(c)(7) Notice to all Clearstream participants holding positions in the Rule 144A Global Note at least once every calendar year, substantially in the form of Exhibit D hereto.

(xv)                      The Co-Issuers will from time to time request Clearstream to deliver to the Co-Issuers a list of all Clearstream participants holding an interest in any series of Rule 144A Global Note and provide such participants with notification substantially in the form of Exhibit D hereto.

(xvi)                  The Co-Issuers will request Clearstream to include a “3(c)(7)” marker in the name for the Rule 144A Global Note included in the list of securities accepted in the Clearstream securities’ database made available to Clearstream participants.

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(c)                               The Co-Issuers shall request third-party vendors that provide information on the Series 2014-1 Notes to include on screens maintained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) restrictions.  Without limiting the foregoing:

(i)                                  the Co-Issuers will request Bloomberg, L.P. to include the following on each Bloomberg screen containing information about the Series 2014-1 Notes:

(A)                          The “Note Box” on the bottom of the “Security Display” page describing the Series 2014-1 Notes should state:  “Iss’d Under 144A/3c7.”

(B)                           The “Security Display” page should have a flashing red indicator stating “See Other Available Information.”

(C)                           Such indicator should link to an “Additional Security Information” page, which should state that the Series 2014-1 Notes “are being offered in reliance on the exemption from registration under Rule 144A to Persons that are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act) and (ii) qualified purchasers (as defined under Section 2(a)(51) under the Investment Company Act of 1940).”

(ii)                              the Co-Issuers will request Reuters Group plc to input the following information in its system with respect to the Series 2014-1 Notes:

(A)                          The security name field at the top of the Reuters Instrument Code screen should include a “144A-3c7” notation.

(B)                           A <144A3c7Disclaimr> indicator should appear on the right side of the Reuters Instrument Code screen.

(C)                           Such indicator should link to a disclaimer screen on which the following language will appear:  “These securities may be sold or transferred only to persons who are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act), and (ii) qualified purchasers (as defined under Section 2(a)(51) under the U.S. Investment Company Act of 1940).”

(d)                             The Co-Issuers shall cause the “CUSIP” number obtained for the Series 2014-1 Notes to have an attached “fixed field” that contains “3c7” and “144A” indicators.

Section 4.6                        Note Owner Representations and Warranties.  Each Person who becomes a Note Owner of a beneficial interest in a Series 2014-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2014-1 Note as follows:

(a)                               With respect to any sale of Series 2014-1 Notes pursuant to Rule 144A, it is a QIB/QP pursuant to Rule 144A and Section 2(a)(51) of the Investment Company Act, and is aware that any sale of Series 2014-1 Notes to it will be made in reliance on Rule 144A.  Its

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acquisition of Series 2014-1 Notes in any such sale will be for its own account or for the account of another QIB/QP.

(b)                              With respect to any sale of Series 2014-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2014-1 Notes was originated, it was outside the United States to a Person who is a QP and neither a U.S. Person nor a U.S. Resident, and was not purchasing for the account or benefit of a U.S. Person or a U.S. Resident.

(c)                               It is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

(d)                             It has not been formed for the purpose of investing in the Series 2014-1 Notes, except where each beneficial owner is a QIB/QP (for Series 2014-1 Notes acquired in the United States) or a QP and neither a U.S. Person nor a U.S. Resident (for Series 2014-1 Notes acquired outside the United States).

(e)                               It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2014-1 Notes.

(f)                                It understands that the Co-Issuers, the Manager and the Servicer may receive a list of participants holding positions in the Series 2014-1 Notes from one or more book-entry depositories.

(g)                              It understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

(h)                              It will provide to each person to whom it transfers Series 2014-1 Notes notices of any restrictions on transfer of such Series 2014-1 Notes.

(i)                                  It is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan.

(j)                                  If it is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30, 1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act.

(k)                              It understands that (i) the Series 2014-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2014-1 Notes have not been registered under the Securities Act, (iii) such Series 2014-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to a Co-Issuer or an Affiliate of a Co-Issuer, (B) in the United States to a Person who the

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seller reasonably believes is a QIB and who is a QP in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (C) outside the United States to a Person who is a QP and neither a U.S. Person nor a U.S. Resident in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D) to a Person that is a QP and not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2014-1 Note is required to, notify any subsequent purchaser of a Series 2014-1 Note of the resale restrictions set forth in clause (iii) above.

(l)                                  It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Section 4.4(h) of this Series Supplement.

(m)                          It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(i) of this Series Supplement.

(n)                              It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(j) of this Series Supplement.

(o)                              Either (i) it is not acquiring or holding the Series 2014-1 Notes (or any interest therein) for or on behalf of, or with the assets of, Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2014-1 Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

(p)                              It understands that any subsequent transfer of the Series 2014-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2014-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act.

(q)                              It is not a Competitor.

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Section 4.7                        Limitation on Liability.  None of the Co-Issuers, the Trustee or any Paying Agent shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note.  None of the Co-Issuers, the Trustee or the Paying Agent shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

ARTICLE V

GENERAL

Section 5.1                        Information.  On or before each Quarterly Payment Date, the Co-Issuers shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2014-1 Notes to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i)                                  the total amount available to be distributed to Series 2014-1 Noteholders on such Quarterly Payment Date;

(ii)                              the amount of such distribution allocable to the payment of interest on each Class of the Series 2014-1 Notes;

(iii)                          the amount of such distribution allocable to the payment of principal of each Class of the Series 2014-1 Notes;

(iv)                          the amount of such distribution allocable to the payment of any Series 2014-1 Class A-2 Make-Whole Prepayment Premium, if any, on the Series 2014-1 Class A-2 Notes;

(v)                              the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2014-1 Class A-1 Noteholders;

(vi)                          whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred as of the related Quarterly Calculation Date or any Cash Trapping Period is in effect, as of such Quarterly Calculation Date;

(vii)                      the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(viii)                  the number of Company Restaurants and Franchised Restaurants that are open for business as of the last day of the preceding Quarterly Collection Period;

(ix)                          the amount of Applebee’s/IHOP  Systemwide Sales as of the related Quarterly Calculation Date; and

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(x)                              the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes)  and the amount on deposit in the Cash Trap Reserve Account, if any, in each case as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Any Series 2014-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2                        Exhibits.  The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3                        Ratification of Base Indenture.  As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4                        Certain Notices to the Rating Agencies.  The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

Section 5.5                        Prior Notice by Trustee to the Controlling Class Representative and Control Party.  Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 5.6                        Counterparts.  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.7                        Governing Law.  THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5.8                        Amendments.  This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.9                        Termination of Series Supplement.  This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2014-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2014-1 Notes that have been replaced or paid) to the Trustee for cancellation and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2014-1 Class A-1 Note

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Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2014-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2014-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2014-1 Class A-1 Commitments have been terminated and (iii) the Co-Issuers have paid all sums payable hereunder; provided that any provisions of this Series Supplement required for the Series 2014-1 Final Payment to be made shall survive until the Series 2014-1 Final Payment is paid to the Series 2014-1 Noteholders.

Section 5.10                Entire Agreement.  This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2014-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:	/s/ Thomas W. Emrey
	Name:	Thomas W. Emrey
	Title:	Chief Financial Officer

IHOP FUNDING LLC, as Co-Issuer

By:	/s/ Thomas W. Emrey
	Name:	Thomas W. Emrey
	Title:	Chief Financial Officer

Signature Page to
Supplement to the Base Indenture

CITIBANK, N.A., in its capacity as Trustee and as Series 2014-1 Securities Intermediary

By:	/s/ Jacqueline Suarez
	Name:	Jacqueline Suarez
	Title:	Vice President

Signature Page to
Supplement to the Base Indenture

EXECUTION VERSION

ANNEX A

SERIES 2014-1

SUPPLEMENTAL DEFINITIONS LIST

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Administrative Agent” has the meaning set forth in the preamble to the Series 2014-1 Class A-1 Note Purchase Agreement.  For purposes of the Base Indenture, the “Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Administrative Agent Fees” has the meaning set forth in the Series 2014-1 Class A-1 VFN Fee Letter.

“Advance Request” has the meaning set forth in Section 7.03(c) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Affected Person” has the meaning set forth in Section 3.05 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Agent Members” means members of, or participants in, DTC.

“Aggregate Unpaids” has the meaning set forth in Section 5.01 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Application” means an application, in such form as the applicable L/C Issuing Bank may specify from time to time, requesting such L/C Issuing Bank to issue a Letter of Credit.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Base Rate”  means, for purposes of the Series 2014-1 Class A-1 Notes, on any day, a rate per annum equal to the sum of (a) (i) the greatest of (A) the Prime Rate in effect on such day, (B) the Federal Funds Rate in effect on such day plus 0.50% and (C) the Eurodollar Funding Rate for a Eurodollar Interest Accrual Period of one month plus 0.50% plus (b) 2.00%; provided, that any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively; provided, further, that changes in any rate of interest calculated by reference to the Base Rate shall take effect simultaneously with each change in the Base Rate.

“Base Rate Advance” means a Series 2014-1 Class A-1 Advance that bears interest at a rate of interest determined by reference to the Base Rate during such time as it bears interest at such rate, as provided in the Series 2014-1 Class A-1 Note Purchase Agreement.

“Borrowing” has the meaning set forth in Section 2.02(c) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Cede” has the meaning set forth in Section 4.2(a) of the Series 2014-1 Supplement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2014-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2014-1 Closing Date; provided, however, for purposes of this definition, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof.

“Class A-1 Amendment Expenses” means all amounts payable pursuant to clause (a)(ii) of Section 9.05 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Class A-1 Extension Fees” means the fees payable pursuant to the Series 2014-1 Class A-1 VFN Fee Letter in connection with the extension of a Commitment Termination Date.

“Class A-1 Indemnities” means all amounts payable pursuant to Sections 9.05(b) and (c) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Class A-1 Taxes” has the meaning set forth in Section 3.08(a) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitments” means the obligations of each Committed Note Purchaser included in each Investor Group to fund Series 2014-1 Class A-1 Advances pursuant to Section 2.02(a) of the Series 2014-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and

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Letters of Credit pursuant to Sections 2.06 and 2.08, respectively, of the Series 2014-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2014-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2014-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2014-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Commitment Fee Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fees Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Accrual Period.  For purposes of the Base Indenture, the “Commitment Fee Adjustment Amount” shall be deemed to be the “Class A-1 Notes Commitment Fee Adjustment Amount.”

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2014-1 Class A-1 Notes Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2014-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2014-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2014-1 Class A-1 Notes Renewal Date (as such date may be extended pursuant to Section 3.6(b) of the Series 2014-1 Supplement).

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2014-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit whose Commercial Paper is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P-1” from Moody’s and/or “F1” from Fitch, as applicable, that is administered by the Funding Agent with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion

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thereof with respect to such Conduit Investor pursuant to Section 9.17(b) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2014-1 Class A-1 Note Purchase Agreement.

“Confidential Information” for purposes of the Series 2014-1 Class A-1 Note Purchase Agreement, has the meaning set forth in Section 9.11 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“CP Advance” means a Series 2014-1 Class A-1 Advance that bears interest at a rate of interest determined by reference to the CP Rate during such time as it bears interest at such rate, as provided in the Series 2014-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Accrual Period, for any portion of the Series 2014-1 Class A-1 Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Series 2014-1 Class A-1 Advances for such Interest Accrual Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Series 2014-1 Class A-1 Advances for such Interest Accrual Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means, on any day during any Interest Accrual Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Accrual Period plus (ii) 2.50%.

“Daily Commitment Fees Amount” means, for any day during any Interest Accrual Period, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:

(a)        with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2014-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b)        with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount

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of such Series 2014-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(c)        with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2014-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(d)       with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2014-1 Class A-1 Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 360; plus

(e)        with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees and L/C Fronting Fees that accrue thereon for such day.

“Daily Post-Renewal Date Contingent Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2014-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) the Series 2014-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) any Base Rate Advances included in the Series 2014-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Defaulting Administrative Agent Event” has the meaning set forth in Section 5.07(b) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms of the Series 2014-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder, (b) notified the Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of the Series 2014-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder or (c) become the subject of an Event of Bankruptcy.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2014-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least two of the Specified Rating Agencies and is rated at least “A-1” from Standard & Poor’s, “P-1” from Moody’s and/or “F1” from Fitch, as applicable.

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“Estimated Daily Commitment Fees Amount” means (a) for any day during the first Interest Accrual Period, $0 and (b) for any day during any other Interest Accrual Period, the average of the Daily Commitment Fees Amounts for each day during the immediately preceding Interest Accrual Period.

“Estimated Daily Interest Amount” means (a) for any day during the first Interest Accrual Period, $0 and (b) for any day during any other Interest Accrual Period, the average of the Daily Interest Amounts for each day during the immediately preceding Interest Accrual Period.

“Eurodollar Advance” means a Series 2014-1 Class A-1 Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2014-1 Class A-1 Note Purchase Agreement.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Accrual Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Accrual Period by reference to the London interbank offered rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for U.S. Dollars for a period equal in length to such Eurodollar Interest Accrual Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Administrative Agent to be the average of the offered rates for deposits in U.S. Dollars in the amount of $1,000,000 for a period of time comparable to such Eurodollar Interest Accrual Period which are offered by three leading banks in the London interbank market at approximately 11:00 a.m. (London time) on the date that is two Eurodollar Business Days prior to the beginning of such Eurodollar Interest Accrual Period as selected by the Administrative Agent (unless the Administrative Agent is unable to obtain such rates from such banks, in which case it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04 of the Series 2014-1 Class A-1 Note Purchase Agreement).  In respect of any Eurodollar Interest Accrual Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the U.S. Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Accrual Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Accrual Period.

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“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Accrual Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate	=	Eurodollar Funding Rate
(Reserve Adjusted)		1.00 - Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Accrual Period will be determined by the Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two Eurodollar Business Days before the first day of such Eurodollar Interest Accrual Period.

“Eurodollar Interest Accrual Period” means, with respect to any Eurodollar Advance, the period commencing on and including the Eurodollar Business Day such Series 2014-1 Class A-1 Advance first becomes a Eurodollar Advance in accordance with Section 3.01(b) of the Series 2014-1 Class A-1 Note Purchase Agreement and ending on but excluding, at the election of Co-Issuers pursuant to such Section 3.01(b), a date (i) one month subsequent to such date, (ii) two months subsequent to such date, (iii) three months subsequent to such date or (iv) six months subsequent to such date; provided, however, that no Eurodollar Interest Accrual Period may end subsequent to the second Business Day before the Quarterly Calculation Date occurring immediately prior to the then-current Series 2014-1 Class A-1 Notes Renewal Date and upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Accrual Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Accrual Period (or, if the Class A-1 Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Manager, the Control Party and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Accrual Period shall be converted to Base Rate Advances.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Accrual Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Accrual Period plus (ii) 2.50%.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Accrual Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Accrual Period.

“Eurodollar Tranche” means any portion of the Series 2014-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

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“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“Fitch” means Fitch, Inc., doing business as Fitch Ratings, or any successor thereto.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” has the meaning set forth in the preamble to the Series 2014-1 Class A-1 Note Purchase Agreement.

“Important Section 3(c)(7) Notice” has the meaning set forth in Section 4.5(a) of the Series 2014-1 Supplement.

“Increase” has the meaning set forth in Section 2.1(a) of the Series 2014-1 Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Initial Purchasers” means, collectively, Guggenheim Securities LLC and Credit Suisse Securities (USA) LLC.

“Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Accrual Period.  For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Accrual Period shall be deemed to be a “Class A-1 Notes Interest Adjustment Amount” for such Interest Accrual Period.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2014-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note

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Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2014-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2014-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2014-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2014-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2014-1 Class A-1 Outstanding Subfacility Amount outstanding on the Series 2014-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2014-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2014-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2014-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” means the obligation of the L/C Provider to provide Letters of Credit pursuant to Section 2.07 of the Series 2014-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, at any one time outstanding not to exceed $35,000,000, as such amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2014-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“L/C Fronting Fees” has the meaning set forth in Section 2.07(e) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

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“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“L/C Provider” means Rabobank, in its capacity as provider of any Letter of Credit under the Series 2014-1 Class A-1 Note Purchase Agreement, and its permitted successors and assigns in such capacity.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Lender Party” means any Investor, the Swingline Lender or the L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and the L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Make-Whole End Date” has the meaning set forth in Section 3.6(e) of the Series 2014-1 Supplement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of the Series 2014-1 Supplement.

“Margin Stock” means “margin stock” as defined in Regulation U of the F.R.S. Board, as amended from time to time.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2014-1 Closing Date, the amount set forth on Schedule I to the Series 2014-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2014-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2014-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Non-Excluded Taxes” has the meaning set forth in Section 3.08(a) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Non-Funding Committed Notes Purchaser” has the meaning set forth in Section 2.02(a) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2014-1 Class A-2 Notes, dated August 13, 2014, prepared by the Co-Issuers.

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“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05 of the Series 2014-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Outstanding Series 2014-1 Class A-1 Notes” means, with respect to the Series 2014-1 Class A-1 Notes, all Series 2014-1 Class A-1 Notes theretofore authenticated and delivered under the Base Indenture, except:

(i)         Series 2014-1 Class A-1 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

(ii)        Series 2014-1 Class A-1 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2014-1 Class A-1 Distribution Account and are available for payment of such Series 2014-1 Class A-1 Notes and the Commitments with respect to which have terminated; provided that, if such Series 2014-1 Class A-1 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(iii)       Series 2014-1 Class A-1 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture;

(iv)       Series 2014-1 Class A-1 Notes in exchange for, or in lieu of which other Series 2014-1 Class A-1 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2014-1 Class A-1 Notes are held by a holder in due course or protected purchaser;

(v)        Series 2014-1 Class A-1 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2014-1 Class A-1 Notes have been issued as provided in the Indenture; and

(vi)       Series 2014-1 Class A-1 Notes which have been repurchased by a DineEquity Entity or an Affiliate and thereafter cancelled.

“Outstanding Series 2014-1 Class A-2 Notes” means, with respect to the Series 2014-1 Class A-2 Notes, all Series 2014-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except:

(i)         Series 2014-1 Class A-2 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

(ii)        Series 2014-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2014-1 Class A-2 Distribution Account and are available for payment of such Series 2014-1 Class A-2 Notes; provided that, if such Series 2014-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given

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pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(iii)       Series 2014-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture;

(iv)       Series 2014-1 Class A-2 Notes in exchange for, or in lieu of which other Series 2014-1 Class A-2 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2014-1 Class A-2 Notes are held by a holder in due course or protected purchaser;

(v)        Series 2014-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2014-1 Class A-2 Notes have been issued as provided in the Indenture; and

(vi)       Series 2014-1 Class A-2 Notes which have been repurchased by a DineEquity Entity or an Affiliate and thereafter cancelled;

provided that, (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2014-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding:  (x) Series 2014-1 Class A-2 Notes owned by the Securitization Entities or any other obligor upon the Series 2014-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2014-1 Class A-2 Notes held in any accounts with respect to which the Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2014-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2014-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2014-1 Class A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or the Manager, an Affiliate thereof, or an account for which the Manager or an Affiliate of the Manager exercises discretionary voting authority.

“Outstanding Series 2014-1 Notes” means, collectively, all Outstanding Series 2014-1 Class A-1 Notes and all Outstanding Series 2014-1 Class A-2 Notes.

“Permanent Regulation S Global Notes” has the meaning set forth in Sections 4.2(b) of the Series 2014-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2014-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2014-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2014-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2014-1 Prepayment, in which case the “Prepayment Record Date” will be the last

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day of the second calendar month immediately preceding the date of such Series 2014-1 Prepayment.

“Prime Rate” means the rate of interest publicly announced from time to time by a commercial bank mutually agreed upon by the Manager and the Servicer as its reference rate, base rate or prime rate.

“Program Support Agreement” means, with respect to any Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2014-1 Class A-1 Note of such Investor providing for the issuance of one or more letters of credit for the account of such Investor, the issuance of one or more insurance policies for which such Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Investor to any Program Support Provider of the Series 2014-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Investor in connection with such Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Investor’s Commercial Paper and/or Series 2014-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Investor’s securitization program as it relates to any Commercial Paper issued by such Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“QIB/QP” means a Person who is both a QIB and a QP.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Qualified Purchaser” or “QP” means a Person who is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act.

“Rabobank” means Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A., ““Rabobank Nederland”, New York Branch.

“Rating Agencies” means S&P and any successor or successors thereto.  Solely with respect to the Class A-2 Notes, in the event that at any time the rating agencies rating the Series 2014-1 Class A-2 Notes do not include S&P, references to rating categories of S&P in the Series Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Notes as of the most recent date on which such other rating agency and S&P published ratings for the type of security in respect of which such alternative rating agency is used.

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“Refunding Date” has the meaning set forth in Section 2.06(f) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 of the Series 2014-1 Class A-1 Note Purchase Agreement for amounts drawn under Letters of Credit.

“Restricted Period” means, with respect to any Series 2014-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2014-1 Closing Date and ending on the 40th day after the Series 2014-1 Closing Date.

“Rule 144A Global Notes” has the meaning set forth in Section 4.2(a) of the Series 2014-1 Supplement.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Sale Notice” has the meaning set forth in Section 9.18(b) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Series 2014-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2014-1 Supplement.  For purposes of the Base Indenture, the “Series 2014-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.

“Series 2014-1 Available Senior Notes Interest Reserve Account Amount” means, when used with respect to any date, the sum of (a) the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 3.2(d) of the Series 2014-1 Supplement after giving effect to any withdrawals therefrom on such date with respect to the Series 2014-1 Senior Notes pursuant to Section 5.12 of the Base Indenture and (b) the undrawn face amount of any Interest Reserve Letters of Credit issued for the benefit of the Trustee for the benefit of the Senior Noteholders outstanding on such date after giving effect to any draws thereon on such date with respect to the Series 2014-1 Senior Notes pursuant to Section 5.12 of the Base Indenture.

“Series 2014-1 Class A-1 Administrative Agent” has the meaning set forth under “Administrative Agent” in this Annex A.

“Series 2014-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid and, if the following Quarterly Payment Date is a Series 2014-1 Class A-1 Notes Renewal Date, the amount of any Class A-1 Extension Fees due and payable on such Quarterly Payment Date.  For purposes of the Base Indenture, the “Series 2014-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Notes Administrative Expenses.”

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“Series 2014-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2014-1 Class A-1 Note Purchase Agreement.

“Series 2014-1 Class A-1 Advance Notes” has the meaning set forth in “Designation” in the Series 2014-1 Supplement.

“Series 2014-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2014-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Series 2014-1 Class A-1 Breakage Amount” has the meaning set forth under “Breakage Amount” in this Annex A.

“Series 2014-1 Class A-1 Commitment Fees Amount” means, as of any date of determination for any Interest Accrual Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Commitment Fees Amounts for each day in such Interest Accrual Period, (b) if such date of determination occurs on or after the last day of such Interest Accrual Period, the Commitment Fee Adjustment Amount with respect to such Interest Accrual Period, and (c) the amount of any Class A-1 Notes Commitment Fees Shortfall Amount with respect to the Series 2014-1 Class A-1 Notes (as determined pursuant to Section 5.12(e) of the Base Indenture) for the immediately preceding Interest Accrual Period together with Additional Class A-1 Notes Commitment Fees Shortfall Interest (as determined pursuant to Section 5.12(e) of the Base Indenture) on such Class A-1 Notes Commitment Fees Shortfall Amount.  For purposes of the Base Indenture, the “Series 2014-1 Class A-1 Commitment Fees Amount” shall be deemed to be a “Class A-1 Commitment Fees Amount.”

“Series 2014-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.

“Series 2014-1 Class A-1 Commitment Term” has the meaning set forth under “Commitment Term” in this Annex A.

“Series 2014-1 Class A-1 Distribution Account” means account no. 11313800 entitled “Citibank, N.A. f/b/o IHOP Funding LLC, Series 2014-1 – Series 2014-1 Distribution Account” maintained by the Trustee pursuant to Section 3.7(a) of the Series 2014-1 Supplement or any successor securities account maintained pursuant to Section 3.7(a) of the Series 2014-1 Supplement.

“Series 2014-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(b) of the Series 2014-1 Supplement.

“Series 2014-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2014-1 Class A-1 Outstanding Principal Amount exceeds the Series 2014-1 Class A-1 Notes Maximum Principal Amount.

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“Series 2014-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of the Series 2014-1 Supplement.

“Series 2014-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2014-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2014-1 Class A-1 Initial Advances made on the Series 2014-1 Closing Date pursuant to Section 2.1(a) of the Series 2014-1 Supplement, which is $0.

“Series 2014-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2014-1 Class A-1 L/C Note of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2014-1 Closing Date pursuant to Section 2.07 of the Series 2014-1 Class A-1 Note Purchase Agreement, which is $8,700,000.

“Series 2014-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 2.1(b) of the Series 2014-1 Supplement.

“Series 2014-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2014-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2014-1 Closing Date pursuant to Section 2.06 of the Series 2014-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2014-1 Class A-1 Investor” has the meaning set forth under “Investor” in this Annex A.

“Series 2014-1 Class A-1 L/C Fees” means the L/C Quarterly Fees and the L/C Fronting Fees.  For purposes of the Base Indenture, the Series 2014-1 Class A-1 L/C Fees shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“Series 2014-1 Class A-1 L/C Notes” has the meaning set forth in “Designation” in the Series 2014-1 Supplement.

“Series 2014-1 Class A-1 L/C Obligations” has the meaning set forth under “L/C Obligations” in this Annex A.

“Series 2014-1 Class A-1 Noteholder” means the Person in whose name a Series 2014-1 Class A-1 Note is registered in the Note Register.

“Series 2014-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of September 30, 2014, by and among the Co-Issuers, the Guarantors, the Manager, the Series 2014-1 Class A-1 Investors, the Series 2014-1 Class A-1 Noteholders and Rabobank, as administrative agent thereunder, pursuant to which the Series 2014-1 Class A-1 Noteholders have agreed to purchase the Series 2014-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.  For purposes of the Base Indenture, the “Series 2014-1 Class A-1 Note Purchase Agreement” shall be deemed to be a “Variable Funding Note Purchase Agreement.”

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“Series 2014-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2014-1 Class A-1 Outstanding Principal Amount resulting from Series 2014-1 Class A-1 Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2014-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2014-1 Class A-1 Outstanding Principal Amount resulting from Series 2014-1 Class A-1 Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2014-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Accrual Period that includes such day; (c) with respect to that portion of the Series 2014-1 Class A-1 Outstanding Principal Amount resulting from Series 2014-1 Class A-1 Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2014-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2014-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2014-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed on the basis of a year of 360 (or, in the case of the Base Rate, 365 or 366, as applicable) days and the actual number of days elapsed; provided, however, that the Series 2014-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2014-1 Class A-1 Notes” has the meaning set forth in “Designation” in the Series 2014-1 Supplement.

“Series 2014-1 Class A-1 Notes Amortization Event” means the circumstance in which the Outstanding Principal Amount of the Series 2014-1 Class A-1 Notes is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2014-1 Class A-1 Notes Renewal Date.  For purposes of the Base Indenture, a “Series 2014-1 Class A-1 Notes Amortization Event” shall be deemed to be a “Class A-1 Notes Amortization Event.”

“Series 2014-1 Class A-1 Notes Amortization Period” means the period commencing on the date on which a Series 2014-1 Class A-1 Notes Amortization Event occurs and ending on the date on which there are no Series 2014-1 Class A-1 Notes Outstanding.  For purposes of the Base Indenture, a “Series 2014-1 Class A-1 Notes Amortization Period” shall be deemed to be a “Class A-1 Notes Amortization Period.”

“Series 2014-1 Class A-1 Notes Maximum Principal Amount” means $100,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Series 2014-1 Class A-1 Notes Renewal Date” means the Quarterly Payment Date in September, 2019 (which date may be extended at such time until the Quarterly Payment Date in September, 2020, and may be further extended on the Quarterly Payment Date in September, 2020 until the Quarterly Payment Date in September, 2021, in each case pursuant to Section 3.6(b) of the Series Supplement).  For purposes of the Base Indenture, the “Series 2014-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date.”

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“Series 2014-1 Class A-1 Other Amounts” means, for any Weekly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid.  For purposes of the Base Indenture, the “Series 2014-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Notes Other Amounts.”

“Series 2014-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2014-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2014-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2014-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of the Series 2014-1 Supplement resulting from Series 2014-1 Class A-1 Advances made on or prior to such date and after the Series 2014-1 Closing Date plus (d) any Series 2014-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2014-1 Class A-1 Outstanding Principal Amount exceed the Series 2014-1 Class A-1 Notes Maximum Principal Amount.  For purposes of the Base Indenture, the “Series 2014-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2014-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2014-1 Class A-1 Swingline Notes and Series 2014-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2014-1 Class A-1 Note Purchase Agreement or the Series 2014-1 Supplement).

“Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest” means, for any Interest Accrual Period commencing on or after the Series 2014-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Contingent Interest Amounts for each day in such Interest Accrual Period.  For purposes of the Base Indenture, Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest.”

“Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest Rate” has the meaning set forth in Section 3.4(c) of the Series 2014-1 Supplement.

“Series 2014-1 Class A-1 Prepayment” means any prepayment in respect of the Series 2014-1 Class A-1 Notes.

“Series 2014-1 Class A-1 Notes Quarterly Commitment Fee” means, for any Interest Accrual Period, with respect to all Outstanding Series 2014-1 Class A-1 Notes, the aggregate Series 2014-1 Class A-1 Commitment Fees Amount due and payable on all such Outstanding Series 2014-1 Class A-1 Notes with respect to such Interest Accrual Period.  For purposes of the Base Indenture, the “Series 2014-1 Class A-1 Notes Quarterly Commitment Fee” shall be deemed to be a “Class A-1 Notes Quarterly Commitment Fee.”

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“Series 2014-1 Class A-1 Quarterly Interest” means, as of any date of determination for any Interest Accrual Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Accrual Period, (b) if such date of determination occurs on or after the last day of such Interest Accrual Period, the Interest Adjustment Amount with respect to such Interest Accrual Period, and (c) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2014-1 Class A-1 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture) for the immediately preceding Interest Accrual Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(c) of the Base Indenture) on such Senior Notes Interest Shortfall Amount.  For purposes of the Base Indenture, the “Series 2014-1 Class A-1 Quarterly Interest” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“Series 2014-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2014-1 Class A-1 Swingline Note or Series 2014-1 Class A-1 L/C Note is registered in the Note Register.

“Series 2014-1 Class A-1 Swingline Loan” has the meaning set forth under “Swingline Loan” in this Annex A.

“Series 2014-1 Class A-1 Swingline Notes” has the meaning set forth in “Designation” of the Series 2014-1 Supplement.

“Series 2014-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2014-1 Closing Date, by and among the Co-Issuers, the Guarantors, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, the Swingline Lender, and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.  For purposes of the Base Indenture, the “Series 2014-1 Class A-1 VFN Fee Letter” shall be deemed to be a “VFN Fee Letter.”

“Series 2014-1 Class A-2 Distribution Account” means account no. 11313900 entitled “Citibank, N.A. f/b/o IHOP Funding LLC, Series 2014-1 – Series 2014-2 Distribution Account” maintained by the Trustee pursuant to Section 3.8(a) of the Series 2014-1 Supplement or any successor securities account maintained pursuant to Section 3.8(a) of the Series 2014-1 Supplement.

“Series 2014-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(b) of the Series 2014-1 Supplement.

“Series 2014-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2014-1 Class A-2 Notes, which is $1,300,000,000.

“Series 2014-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2014-1 Prepayment Amount in respect of any Series 2014-1 Class A-2 Notes on which any prepayment premium is due, an amount (not less than zero) calculated by the Manager on behalf of the Co-Issuers equal to (i) the discounted present value as of the relevant Series 2014-1 Make-Whole Premium Calculation Date of all future installments of interest (excluding any interest required to be paid on the related Series 2014-1 Prepayment Date in connection with an optional prepayment pursuant to Section 3.6(f) of the Series 2014-1 Supplement) on and

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principal of the Series 2014-1 Class A-2 Notes that the Co-Issuers would otherwise be required to pay on the Series 2014-1 Class A-2 Notes (or such portion thereof to be prepaid), from the applicable Series 2014-1 Prepayment Date to and including the Make-Whole End Date, assuming all Series 2014-1 Senior Notes Scheduled Principal Payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2014-1 Senior Notes Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event and cancellations of repurchased Notes prior to the date of such prepayment and assuming no scheduled principal payments are to be made if the Series 2014-1 Non-Amortization Test is satisfied as of such date and no future prepayments are to be made in connection with a Rapid Amortization Event) and the entire remaining unpaid principal amount of the Series 2014-1 Class A-2 Notes or portion thereof is paid on the Make-Whole End Date minus (ii) the Outstanding Principal Amount of the Series 2014-1 Class A-2 Notes (or portion thereof) being prepaid.  For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, on behalf of the Co-Issuers, using a discount rate equal to the sum of:  (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2014-1 Make-Whole Premium Calculation Date, of the United States Treasury Security having a maturity closest to the Make-Whole End Date plus (y) 0.50%.  For purposes of the Base Indenture, “Series 2014-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be a “Prepayment Premium,” and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2014-1 Class A-2 Noteholder” means the Person in whose name a Series 2014-1 Class A-2 Note is registered in the Note Register.

“Series 2014-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated August 13, 2014, by and among Guggenheim Securities, LLC, on behalf of itself and as representative of the Initial Purchasers, the Co-Issuers, the Guarantors and the Manager, as amended, supplemented or otherwise modified from time to time.

“Series 2014-1 Class A-2 Note Rate” means 4.277% per annum.

“Series 2014-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2014-1 Supplement.

“Series 2014-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2014-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a Series 2014-1 Senior Notes Scheduled Principal Payment, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2014-1 Class A-2 Noteholders with respect to Series 2014-1 Class A-2 Notes on or prior to such date.  For purposes of the Base Indenture, the “Series 2014-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2014-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2014-1 Supplement.

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“Series 2014-1 Class A-2 Quarterly Interest” means, with respect to any Interest Accrual Period, an amount equal to the sum of (i) the accrued interest at the Series 2014-1 Class A-2 Note Rate on the Series 2014-1 Class A-2 Outstanding Principal Amount, calculated based on a 360-day year of twelve 30-day months, and (ii) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2014-1 Class A-2 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture), for the immediately preceding Interest Accrual Period together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(c) of the Base Indenture) on such Senior Notes Interest Shortfall Amount.  For purposes of the Base Indenture, “Series 2014-1 Class A-2 Quarterly Interest” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2014-1 Supplement.  For purposes of the Base Indenture, Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest.”

“Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2014-1 Supplement.

“Series 2014-1 Closing Date” means September 30, 2014.

“Series 2014-1 Distribution Accounts” means, collectively, the Series 2014-1 Class A-1 Distribution Account and the Series 2014-1 Class A-2 Distribution Account.

“Series 2014-1 Extension Elections” means, collectively, the Series 2014-1 First Extension Election and the Series 2014-1 Second Extension Election.

“Series 2014-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2014-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2014-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2014-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2014-1 Class A-1 Note Purchase Agreement and the termination in full of all Series 2014-1 Class A-1 Commitments.

“Series 2014-1 Final Payment Date” means the date on which the Series 2014-1 Final Payment is made.

“Series 2014-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of the Series 2014-1 Supplement.

“Series 2014-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2014-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2014-1 Supplement.

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“Series 2014-1 Interest Reserve Release Amount” means, as of any Quarterly Calculation Date, the excess, if any, of (i) the Series 2014-1 Available Senior Notes Interest Reserve Account Amount over (ii) the Series 2014-1 Senior Notes Interest Reserve Amount for the immediately following Quarterly Payment Date.

“Series 2014-1 Interest Reserve Release Event” means (i) any reduction in the Outstanding Principal Amount of the Series 2014-1 Class A-2 Notes or (ii) any reduction in the Series 2014-1 Class A-1 Notes Maximum Principal Amount.  For purposes of the Base Indenture, the “Series 2014-1 Interest Reserve Release Event” shall be deemed to be an “Interest Reserve Release Event.”

“Series 2014-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in September 2044.  For purposes of the Base Indenture, the “Series 2014-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2014-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2014-1 Supplement.

“Series 2014-1 Non-Amortization Test” means a test that will be satisfied on any  Quarterly Payment Date up to and including the Series 2014-1 Anticipated Repayment Date only if the DineEquity Leverage Ratio is less than or equal to 5.25x as calculated on the Quarterly Calculation Date immediately preceding such Quarterly Payment Date; provided, that the Series 2014-1 Non-Amortization Test shall be deemed to be satisfied on the initial Quarterly Payment Date.  For purposes of the Base Indenture, the “Series 2014-1 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test.”

“Series 2014-1 Noteholders” means, collectively, the Series 2014-1 Class A-1 Noteholders and the Series 2014-1 Class A-2 Noteholders.

“Series 2014-1 Note Owner” means, with respect to a Series 2014-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2014-1 Notes” means, collectively, the Series 2014-1 Class A-1 Notes and the Series 2014-1 Class A-2 Notes.

“Series 2014-1 Outstanding Principal Amount”  means, with respect to any date, the sum of the Series 2014-1 Class A-1 Outstanding Principal Amount, plus the Series 2014-1 Class A-2 Outstanding Principal Amount.

“Series 2014-1 Prepayment” means a Series 2014-1 Class A-1 Prepayment or a Series 2014-1 Class A-2 Prepayment, as applicable.

“Series 2014-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2014-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

22

“Series 2014-1 Prepayment Date” means the date on which any prepayment on the Series 2014-1 Class A-1 Notes or the Series 2014-1 Class A-2 Notes is made pursuant to Section 3.6(d)(i), Section 3.6(d)(ii), Section 3.6(f) or Section 3.6(j) of the Series Supplement, which shall be, with respect to any Series 2014-1 Prepayment pursuant to Section 3.6(f) of the Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2014-1 Prepayment in connection with a Rapid Amortization Period or Asset Disposition Proceeds, the immediately succeeding Quarterly Payment Date.

“Series 2014-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of the Series 2014-1 Supplement.

“Series 2014-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2014-1 Supplement.

“Series 2014-1 Senior Noteholders” means, collectively, the Series 2014-1 Class A-1 Noteholders and the Series 2014-1 Class A-2 Noteholders.

“Series 2014-1 Senior Notes” means, collectively, the Series 2014-1 Class A-1 Notes and the Series 2014-1 Class A-2 Notes.

“Series 2014-1 Senior Notes Interest Reserve Account Deficiency” means, when used with respect to any date, that on such date the Series 2014-1 Senior Notes Interest Reserve Amount exceeds the Series 2014-1 Available Senior Notes Interest Reserve Account Amount.

“Series 2014-1 Senior Notes Interest Reserve Account Deficiency Amount” means, as of any date of determination, the amount, if any, by which (a) the Series 2014-1 Senior Notes Interest Reserve Amount exceeds (b) the Series 2014-1 Available Senior Notes Interest Reserve Account Amount on such date; provided, however, with respect to any Weekly Allocation Date that occurs during the Quarterly Collection Period immediately preceding the Series 2014-1 Final Payment Date or the Series 2014-1 Legal Final Maturity Date, the Series 2014-1 Senior Notes Interest Reserve Account Deficit Amount shall be zero.

“Series 2014-1 Senior Notes Interest Reserve Amount” means, with respect to any Quarterly Payment Date (and any Weekly Allocation Date related thereto), an amount equal to the Series 2014-1 Senior Notes Quarterly Interest Amount due on the next Quarterly Payment Date (assuming that amounts available under the Series 2014-1 Class A-1 Note Purchase Agreement at such time (after giving effect to any commitment reductions on such date) are fully drawn); provided that, with respect to the first Interest Accrual Period following the Series 2014-1 Closing Date, the Series 2014-1 Senior Notes Interest Reserve Amount shall be an amount equal to $14,700,000.

“Series 2014-1 Senior Notes Quarterly Interest Amount” means, with respect to each Quarterly Payment Date, (a) the aggregate amount of Series 2014-1 Class A-1 Quarterly Interest and Series 2014-1 Class A-2 Quarterly Interest due and payable, with respect to the related Interest Accrual Period, on the Series 2014-1 Notes (other than any Senior Notes Quarterly Post-ARD Contingent Interest), plus (b) to the extent not otherwise included in clause (a), with respect to any Outstanding Series 2014-1 Class A-1 Notes, the aggregate amount of any letter of credit fees (including fronting fees) due and payable on issued but undrawn letters of credit, with

23

respect to such Interest Accrual Period, on such Series 2014-1 Class A-1 Notes pursuant to the Series 2014-1 Class A-1 Note Purchase Agreement; provided, that any amount deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest,” “Class A-1 Notes Administrative Expenses,” “Class A-1 Notes Other Amounts,” or “Class A-1 Commitment Fees Amount” for purposes of the Base Indenture shall under no circumstances be deemed to constitute part of the “Series 2014-1 Senior Notes Quarterly Interest Amount.”

“Series 2014-1 Senior Notes Scheduled Principal Payment” means any payment of principal made pursuant to Section 3.2(f) of the Series 2014-1 Supplement.  For purposes of the Base Indenture, the “Series 2014-1 Senior Notes Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments.”

“Series 2014-1 Senior Notes Scheduled Principal Payment Amount” means, with respect to any Quarterly Payment Date, $3,250,000; provided, however, that a Series 2014-1 Senior Notes Scheduled Principal Payments Amount will only be due and payable on a Quarterly Payment Date if (i) the Series 2014-1 Non-Amortization Test is not satisfied with respect to such Quarterly Payment Date and (ii) such Quarterly Payment Date is on or prior to the Series 2014-1 Anticipated Repayment Date.

In connection with any optional prepayment of principal of the Series 2014-1 Class A-2 Notes, any prepayment of the Series 2014-1 Class A-2 Notes due to payments of Indemnification Amounts, Asset Disposition Proceeds or Insurance/Condemnation Proceeds, or in connection with any repurchase and cancellation of any Series 2014-1 Class A-2 Notes, the Series 2014-1 Senior Notes Scheduled Principal Payments Amount for each remaining Quarterly Payment Date will be reduced ratably based on the amount of such prepayment or repurchase relative to the Outstanding Principal Amount of the Series 2014-1 Class A-2 Notes immediately prior to such prepayment or repurchase.

“Series 2014-1 Senior Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, the amount, if positive, equal to the difference between (i) the Series 2014-1 Senior Notes Scheduled Principal Payments Amount, if any, due and payable on such  Quarterly Payment Date plus any Series 2014-1 Senior Notes Scheduled Principal Payments Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to the Series 2014-1 Class A-2 Notes.

“Series 2014-1 Supplement” means the Series 2014-1 Supplement, dated as of the Series 2014-1 Closing Date by and among the Co-Issuers, the Trustee and the Series 2014-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Series 2014-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2014-1 Supplement.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“Specified Rating Agencies” means any of Standard & Poor’s, Moody’s or Fitch, as applicable.

24

“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2014-1 Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of the Series 2014-1 Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of the Series 2014-1 Supplement.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2014-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $15,000,000, as such amount may be reduced or increased pursuant to Section 2.06(i) of the Series 2014-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Rabobank, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loan Request” has the meaning set forth in Section 2.06(b) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Swingline Participation Amount” has the meaning set forth in Section 2.06(f) of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2014-1 Supplement.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2014-1 Class A-1 Note Purchase Agreement.

“U.S. Person” has the meaning set forth in Section 4.2 of the Series 2014-1 Supplement.

“U.S. Resident” has the meaning set forth in Section 4.2 of the Series 2014-1 Supplement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of the Series 2014-1 Supplement.

25

EXHIBIT A-1-1

FORM OF SERIES 2014-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS: SERIES 2014-1 CLASS A-1 ADVANCE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2014-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2014-1 CLASS A-1 ADVANCE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 30, 2014 BY AND AMONG THE CO-ISSUERS, DINEEQUITY, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-A-	up to $[__________]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and
IHOP FUNDING LLC

SERIES 2014-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS: SERIES 2014-1 CLASS A-1 ADVANCE NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [_____________] or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) or such lesser amount as shall equal the portion of the Series 2014-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on September 5, 2044 (the “Series 2014-1 Legal Final Maturity Date”).  Pursuant to the Series 2014-1 Class A-1 Note Purchase Agreement and the Series 2014-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2014-1 Class A-1 Notes may be paid earlier than the Series 2014-1 Legal Final Maturity Date as described in the Indenture.  The Co-Issuers will pay interest on this Series 2014-1 Class A-1 Advance Note (this “Note”) at the Series 2014-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture.  Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing March 5, 2015 (each, a “Quarterly Payment Date”).  Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2014-1 Closing Date to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”).  Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture.  In addition, under the

A-1-1-2

circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.  In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2014-1 Class A-1 Note Rate applicable thereto.  Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.  The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2014-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.  Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee.  A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-1-1-3

[Remainder of page intentionally left blank]

A-1-1-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

A-1-1-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2014-1 Class A-1 Advance Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-1-1-6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2014-1 Class A-1 Notes of the Co-Issuers designated as their Series 2014-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2014-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2014-1 Class A-1 Advance Notes (herein called the “Series 2014-1 Class A-1 Advance Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2014-1 Supplement to the Base Indenture, dated as of September 30, 2014 (the “Series 2014-1 Supplement”), among the Co-Issuers, the Trustee, and Citibank, N.A., as series 2014-1 securities intermediary.  The Base Indenture and the Series 2014-1 Supplement are referred to herein as the “Indenture”.  The Series 2014-1 Class A-1 Advance Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2014-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2014-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2014-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2014-1 Legal Final Maturity Date.  Subject to the terms and conditions of the Series 2014-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2014-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2014-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2014-1 Class A-1 Advance Notes at the rates set forth in the Indenture.  The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture.  Amounts payable on the Series 2014-1 Class A-1 Advance Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

A-1-1-7

Unless otherwise specified in the Series 2014-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2014-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2014-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2014-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2014-1 Class A-1 Noteholder at the address for such Series 2014-1 Class A-1 Noteholder appearing in the Note Register if such Series 2014-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2014-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2014-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2014-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2014-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2014-1 Supplement, and thereupon one or more new Series 2014-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2014-1 Class A-1 Noteholder, by acceptance of a Series 2014-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2014-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2014-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2014-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral.  Each Series 2014-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial

A-1-1-8

interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2014-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied.  The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2014-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2014-1 Class A-1 Noteholders.  The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2014-1 Class A-1 Noteholders.  Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2014-1 Class A-1 Noteholder and upon all future Series 2014-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2014-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

A-1-1-9

[Remainder of page intentionally left blank]

A-1-1-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints_____________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	[1]

Signature Guaranteed:

1                   NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-1-11

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2014-1 Class A- 1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

A-1-1-12

A-1-1-13

EXHIBIT A-1-2

FORM OF SERIES 2014-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS: SERIES 2014-1 CLASS A-1 SWINGLINE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2014-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2014-1 CLASS A-1 SWINGLINE NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 30, 2014 BY AND AMONG THE CO-ISSUERS, DINEEQUITY, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

A-1-2-1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-S-	up to $[____________]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and
IHOP FUNDING LLC

SERIES 2014-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS: SERIES 2014-1 CLASS A-1 SWINGLINE NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [_____________] or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) or such lesser amount as shall equal the portion of the Series 2014-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on September 5, 2044 (the “Series 2014-1 Legal Final Maturity Date”).  Pursuant to the Series 2014-1 Class A-1 Note Purchase Agreement and the Series 2014-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2014-1 Class A-1 Notes may be paid earlier than the Series 2014-1 Legal Final Maturity Date as described in the Indenture.  The Co-Issuers will pay interest on this Series 2014-1 Class A-1 Swingline Note (this “Note”) at the Series 2014-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture.  Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing March 5, 2015 (each, a “Quarterly Payment Date”).  Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2014-1 Closing Date to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”).  Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture.

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In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.  In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2014-1 Class A-1 Note Rate applicable thereto.  Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.  The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2014-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.  Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee.  A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

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Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2014-1 Class A-1 Swingline Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2014-1 Class A-1 Notes of the Co-Issuers designated as their Series 2014-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2014-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2014-1 Class A-1 Swingline Notes (herein called the “Series 2014-1  Class A-1 Swingline Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base  Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2014-1 Supplement to the Base Indenture, dated as of September 30, 2014 (the “Series 2014-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2014-1 securities intermediary.  The Base Indenture and the Series 2014-1 Supplement are referred to herein as the “Indenture”.  The Series 2014-1 Class A-1 Swingline Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2014-1 Class A-1 Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2014-1 Class A-1 Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2014-1 Class A-1 Swingline Notes are subject to mandatory prepayment as provided for in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2014-1 Legal Final Maturity Date.  Subject to the terms and conditions of the Series 2014-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2014-1 Class A-1 Swingline Notes will be made pro rata to the holders of Series 2014-1 Class A-1 Swingline Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2014-1 Class A-1 Swingline Notes at the rates set forth in the Indenture.  The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture.  Amounts payable on the Series 2014-1 Class A-1 Swingline Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

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Unless otherwise specified in the Series 2014-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2014-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2014-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2014-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2014-1 Class A-1 Noteholder at the address for such Series 2014-1 Class A-1 Noteholder appearing in the Note Register if such Series 2014-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2014-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2014-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2014-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2014-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2014-1 Supplement, and thereupon one or more new Series 2014-1 Class A-1 Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2014-1 Class A-1 Noteholder, by acceptance of a Series 2014-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2014-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2014-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2014-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral.  Each Series 2014-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other

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tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2014-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied.  The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2014-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2014-1 Class A-1 Noteholders.  The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2014-1 Class A-1 Noteholders.  Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2014-1 Class A-1 Noteholder and upon all future Series 2014-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2014-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints____________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	[1]

Signature Guaranteed:

1                 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2014-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

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EXHIBIT A-1-3

FORM OF SERIES 2014-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS: SERIES 2014-1 CLASS A-1 L/C NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2014-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2014-1 CLASS A-1 L/C NOTE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 30, 2014 BY AND AMONG THE CO-ISSUERS, DINEEQUITY, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS AND COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE SERIES 2014-1 CLASS A-1 NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE OTHER RELATED DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-L-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and
IHOP FUNDING LLC

SERIES 2014-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1
SUBCLASS: SERIES 2014-1 CLASS A-1 L/C NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [_____________] or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) or such lesser amount as shall equal the portion of the Series 2014-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on September 5, 2044 (the “Series 2014-1 Legal Final Maturity Date”).  The initial outstanding principal amount of this Note shall equal the Series 2014-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount.  Pursuant to the Series 2014-1 Class A-1 Note Purchase Agreement and the Series 2014-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2014-1 Class A-1 Notes may be paid earlier than the Series 2014-1 Legal Final Maturity Date as described in the Indenture.  The Co-Issuers will pay (i) interest on this Series 2014-1 Class A-1 L/C Note (this “Note”) at the Series 2014-1 Class A-1 Note Rate and (ii) the Series 2014-1 Class A-1 L/C Fees, in each case, for each Interest Accrual Period in accordance with the terms of the Indenture.  Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding

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Business Day) of each March, June, September and December, commencing March 5, 2015 (each, a “Quarterly Payment Date”).  Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2014-1 Closing Date to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”).  Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest and fees on this Note at the Series 2014-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.  In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2014-1 Class A-1 Note Rate applicable thereto.  Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.  The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2014-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.  Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee.  A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

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Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co- Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2014-1 Class A-1 L/C Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2014-1 Class A-1 Notes of the Co-Issuers designated as their Series 2014-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2014-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2014-1 Class A-1 L/C Notes (herein called the “Series 2014-1 Class A-1  L/C Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2014-1 Supplement to the Base Indenture, dated as of September 30, 2014 (the “Series 2014-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2014-1 securities intermediary.  The Base Indenture and the Series 2014-1 Supplement are referred to herein as the “Indenture”.  The Series 2014-1 Class A-1 L/C Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2014-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of the Series 2014-1 Class A-1 Note Purchase Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest.  As provided for in the Indenture, the Series 2014-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2014-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2014-1 Legal Final Maturity Date.  Subject to the terms and conditions of the Series 2014-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2014-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2014-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent interest, if any, will each accrue on the Series 2014-1 Class A-1 L/C Notes at the rates set forth in the Indenture.  The interest and fees and contingent interest, if any, will be computed on the basis set forth in the Indenture.  Amounts payable on the Series 2014-1 Class A-1 L/C Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

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Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2014-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2014-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2014-1 Class A-1 Distribution Account no later than 12:30 p.m. (New York City time) if a Series 2014-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2014-1 Class A-1 Noteholder at the address for such Series 2014-1 Class A-1 Noteholder appearing in the Note Register if such Series 2014-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2014-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2014-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2014-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2014-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2014-1 Supplement, and thereupon one or more new Series 2014-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2014-1 Class A-1 Noteholder, by acceptance of a Series 2014-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2014-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

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It is the intent of the Co-Issuers and each Series 2014-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2014-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral.  Each Series 2014-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2014-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied.  The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2014-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2014-1 Class A-1 Noteholders.  The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2014-1 Class A-1 Noteholders.  Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2014-1 Class A-1 Noteholder and upon all future Series 2014-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2014-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and

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unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                            , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	[1]

Signature Guaranteed:

1                  NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2014-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

A-1-3-12

A-1-3-13

EXHIBIT A-2-1

THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2014-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO APPLEBEE’S FUNDING LLC, IHOP FUNDING LLC OR AN AFFILIATE OF EITHER OR BOTH OF THEM, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR

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WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED WITH IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A COMPANY EXCEPTED FROM THE DEFINITION OF “INVESTMENT COMPANY” BY SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED

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PURCHASER.  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER OR TO HAVE BEEN EITHER A “U.S. PERSON” OR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT.”  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RULE 144A GLOBAL SERIES 2014-1 CLASS A-2 NOTE

No. R-	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [__________]

ISIN Number: [__________]

Common Code: [__________]

APPLEBEE’S FUNDING LLC and
IHOP FUNDING LLC

SERIES 2014-1 4.277% FIXED RATE  SENIOR SECURED NOTES, CLASS A-2

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) as provided below and in the Indenture referred to herein.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on September 5, 2044  (the “Series 2014-1 Legal Final  Maturity Date”).  The Co-Issuers will pay interest on this Rule 144A Global Series 2014-1 Class A-2 Note (this “Note”) at the Series 2014-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture.  Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing March 5, 2015 (each, a “Quarterly Payment Date”).  Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2014-1 Closing Date to but excluding the 5th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”).  Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

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The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes.  Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2014-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.  Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee.  A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co- Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2014-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2014-1 Class A-2 Notes of the Co-Issuers designated as their Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2014-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2014-1 Supplement to the Base Indenture, dated as of September 30, 2014 (the “Series 2014-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2014-1 securities intermediary.  The Base Indenture and the Series 2014-1 Supplement are referred to herein as the “Indenture”.  The Series 2014-1 Class A-2 Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2014-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2014-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2014-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture.  In certain circumstances, the Co-Issuers will be obligated to pay the Series 2014-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2014-1 Class A-2 Notes as described in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2014-1 Legal Final Maturity Date.  All payments of principal of the Series 2014-1 Class A-2 Notes will be made pro rata to the Series 2014-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2014-1 Class A-2 Notes at the rates set forth in the Indenture.  The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture.  The amount of interest payable on the Series 2014-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

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If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2014-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee may require and as may be required by the Series 2014-1 Supplement, and thereupon one or more new Series 2014-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2014-1 Class A-2 Noteholder, by acceptance of a Series 2014-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2014-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2014-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2014-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral.  Each Series 2014-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2014-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied.  The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2014-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2014-1 Class A-2

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Noteholders.  The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2014-1 Class A-2 Noteholders.  Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2014-1 Class A-2 Noteholder and upon all future Series 2014-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i)  it is not a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2014-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                          , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	[1]

Signature Guaranteed:

1                  NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2014-1
CLASS A-2 NOTE

The initial principal balance of this Rule 144A Global Series 2014-1 Class A-2 Note is $[___________].  The following exchanges of an interest in this Rule 144A Global Series 2014-1 Class A-2 Note for an interest in a corresponding Temporary Regulation S Global Series 2014-1 Class A-2 Note or a Permanent Regulation S Global Series 2014-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-2-2

THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2014-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO APPLEBEE’S FUNDING LLC, IHOP FUNDING LLC OR AN AFFILIATE OF EITHER OR BOTH OF THEM, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR

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WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED WITH IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A COMPANY EXCEPTED FROM THE DEFINITION OF “INVESTMENT COMPANY” BY SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED

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PURCHASER.  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER OR TO HAVE BEEN EITHER A “U.S. PERSON” OR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT.”  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER, A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER, A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER,

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PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2014-1 CLASS A-2 NOTE

No. S-	up to $[__________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [__________]
ISIN Number: [__________]
Common Code: [__________]

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2014-1 4.277% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) as provided below and in the Indenture referred to herein.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on September 5, 2044 (the “Series 2014-1 Legal Final Maturity Date”).  The Co-Issuers will pay interest on this Temporary Regulation S Global Series 2014-1 Class A-2 Note (this “Note”) at the Series 2014-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture.  Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing March 5, 2015 (each, a “Quarterly Payment Date”).  Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2014-1 Closing Date to but excluding the 5th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”).  Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

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The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes.  Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2014-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.  Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee.  A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2014-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2014-1 Class A-2 Notes of the Co-Issuers designated as their Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2014-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2014-1 Supplement to the Base Indenture, dated as of September 30, 2014 (the “Series 2014-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2014-1 securities intermediary.  The Base Indenture and the Series 2014-1 Supplement are referred to herein as the “Indenture”.  The Series 2014-1 Class A-2 Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2014-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2014-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2014-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture.  In certain circumstances, the Co-Issuers will be obligated to pay the Series 2014-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2014-1 Class A-2 Notes as described in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2014-1 Legal Final Maturity Date.  All payments of principal of the Series 2014-1 Class A-2 Notes will be made pro rata to the Series 2014-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2014-1 Class A-2 Notes at the rates set forth in the Indenture.  The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture.  The amount of interest payable on the Series 2014-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

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If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2014-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee may require and as may be required by the Series 2014-1 Supplement, and thereupon one or more new Series 2014-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2014-1 Class A-2 Noteholder, by acceptance of a Series 2014-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2014-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2014-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2014-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral.  Each Series 2014-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2014-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied.  The Indenture also  permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2014-1 Class A-2

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Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2014-1 Class A-2 Noteholders.  The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2014-1 Class A-2 Noteholders.  Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2014-1 Class A-2 Noteholder and upon all future Series 2014-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i)  it is not a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2014-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                           , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

1                   NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S
GLOBAL SERIES 2014-1 CLASS A-2 NOTE

The initial principal balance of this Temporary Regulation S Global Series 2014-1 Class A-2 Note is $[___________].  The following exchanges of an interest in this Temporary Regulation S Global Series 2014-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2014-1 Class A-2 Note or a Permanent Regulation S Global Series 2014-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-2-3

THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2014-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO APPLEBEE’S FUNDING LLC, IHOP FUNDING LLC OR AN AFFILIATE OF EITHER OR BOTH OF THEM, (B) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”) NOR A “U.S. RESIDENT” AS DEFINED FOR PURPOSES OF THE INVESTMENT COMPANY ACT, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH ARE A U.S. PERSON OR A U.S. RESIDENT, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (Y) A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR

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WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED WITH IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE CO-ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NEITHER A U.S. RESIDENT NOR A U.S. PERSON, AS APPLICABLE), AND (I) IF IT IS A COMPANY EXCEPTED FROM THE DEFINITION OF “INVESTMENT COMPANY” BY SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE INVESTMENT COMPANY ACT.

EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT A CO-ISSUER OR AN AFFILIATE OF A CO-ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.  EACH INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR A TEMPORARY REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED

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PURCHASER.  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED PURCHASER OR TO HAVE BEEN EITHER A “U.S. PERSON” OR A “U.S. RESIDENT” AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT.”  THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NEITHER A “U.S. PERSON” NOR A “U.S. RESIDENT” OR WHO IS A COMPETITOR.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF PERMANENT REGULATION S GLOBAL SERIES 2014-1 CLASS A-2 NOTE

No. U-	up to $[____________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [___________]
ISIN Number: [___________]
Common Code: [___________]

APPLEBEE’S FUNDING LLC and
IHOP FUNDING LLC

SERIES 2014-1 4.277% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) as provided below and in the Indenture referred to herein.  Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on September 5, 2044 (the “Series 2014-1 Legal Final  Maturity Date”).  The Co-Issuers will pay interest on this Permanent Regulation S Global Series 2014-1 Class A-2 Note (this “Note”) at the Series 2014-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture.  Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing March 5, 2015 (each, a “Quarterly Payment Date”).  Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2014-1 Closing Date to but excluding the 5th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”).  Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months.  In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2014-1 Class A-2 Quarterly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

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The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Temporary Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes.  Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2(c) of the Series 2014-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.  Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee.  A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co- Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2014-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2014-1 Class A-2 Notes of the Co-Issuers designated as their Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2014-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2014-1 Supplement to the Base Indenture, dated as of September 30, 2014 (the “Series 2014-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2014-1 securities intermediary.  The Base Indenture and the Series 2014-1 Supplement are referred to herein as the “Indenture”.  The Series 2014-1 Class A-2 Notes are subject to all terms of the Indenture.  All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2014-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2014-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers.  In addition, the Series 2014-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture.  In certain circumstances, the Co-Issuers will be obligated to pay the Series 2014-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2014-1 Class A-2 Notes as described in the Indenture.  As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2014-1 Legal Final Maturity Date.  All payments of principal of the Series 2014-1 Class A-2 Notes will be made pro rata to the Series 2014-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2014-1 Class A-2 Notes at the rates set forth in the Indenture.  The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture.  The amount of interest payable on the Series 2014-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

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If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2014-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee may require and as may be required by the Series 2014-1 Supplement, and thereupon one or more new Series 2014-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2014-1 Class A-2 Noteholder, by acceptance of a Series 2014-1 Class A-2 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2014-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2014-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2014-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral.  Each Series 2014-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2014-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied.  The Indenture also  permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2014-1 Class A-2

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Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2014-1 Class A-2 Noteholders.  The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2014-1 Class A-2 Noteholders.  Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2014-1 Class A-2 Noteholder and upon all future Series 2014-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i)  it is not a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2014-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                       , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

1      NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S
GLOBAL SERIES 2014-1 CLASS A-2 NOTE

The initial principal balance of this Permanent Regulation S Global Series 2014-1 Class A-2 Note is $[____________].  The following exchanges of an interest in this Permanent Regulation S Global Series 2014-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2014-1 Class A-2 Note or a Temporary Regulation S Global Series 2014-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note	Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS
OF SERIES 2014-1 CLASS A-1 NOTES

Citibank, N.A.,
  as Trustee
480 Washington Boulevard
30th Floor
Jersey City, NJ 07310
Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC

Re:                          Applebee’s Funding LLC; IHOP Funding LLC Series 2014-1 Variable Funding Senior Notes, Class A-1 Subclass: Series 2014-1 Class A-1 [Advance] [Swingline] [L/C] Notes (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of September 30, 2014 (the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2014-1 Supplement to the Base Indenture, dated as of September 30, 2014 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2014-1 securities intermediary.  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2014-1 Class A-1 Note Purchase Agreement, as applicable.

This certificate relates to U.S. $[____________] aggregate principal amount of Notes registered in the name of [____________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of [____________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Series 2014-1 Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that either it is a Co-Issuer or an Affiliate of a Co-Issuer, or:

1.                                    it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives;

B-1-1

2.                                    it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2014-1 Class A-1 Notes;

3.                                    it is purchasing the Series 2014-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2014-1 Class A-1 Notes;

4.                                    it understands that (i) the Series 2014-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2014-1 Class A-1 Notes, (iii) any transferee must be a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act and not a Competitor and (iv) any transfer must comply with the provisions of Section 2.8 of the Base Indenture, Section 4.3 of the Series 2014-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2014-1 Class A-1 Note Purchase Agreement;

5.                                    it will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2014-1 Class A-1 Notes;

6.                                    it understands that the Series 2014-1 Class A-1 Notes will bear the legend set out in the applicable form of Series 2014-1 Class A-1 Notes attached to the Series 2014-1 Supplement and be subject to the restrictions on transfer described in such legend;

7.                                    it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2014-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;

8.                                    it is not a Competitor;

9.                                    either (i) it is not a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2014-1 Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law; and

10.                            it is:

B-1-2

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                            ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
450 North Brand Blvd., 7th Floor
Glendale, CA 91203.4415
Attention: General Counsel
Facsimile: 818-637-5362

B-1-3

EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS
OF INTERESTS IN RULE 144A GLOBAL NOTES TO
INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES

Citibank, N.A.,
                   as Trustee
480 Washington Boulevard
30th Floor
Jersey City, NJ 07310
Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC

Re:                     Applebee’s Funding LLC; IHOP Funding LLC $1,300,000,000 Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of September 30, 2014 (the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2014-1 Supplement to the Base Indenture, dated as of September 30, 2014 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2014-1 securities intermediary.  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[____________] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [____________]) in the name of [____________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [____________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated August 13, 2014, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer, or:

1.                                    the Transferee is a Qualified Purchaser within the meaning of Section 2(a)(51) of the Investment Company Act;

2.                                    the offer of the Notes was not made to a Person in the United States;

B-2-1

3.                                    at the time the buy order was originated, the Transferee was outside the United States;

4.                                    no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

5.                                    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S and in reliance on Section 3(c)(7) of the Investment Company Act;

6.                                    the Transferee is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (within the meaning of the Investment Company Act);

7.                                    if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

8.                                    the Transferee is acquiring the Notes for its own account or the account of another person, who is a Qualified Purchaser and is neither a U.S. Person nor a U.S. Resident, with respect to which it exercises sole investment discretion;

9.                                    the Transferee is not purchasing such Offered Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person or a U.S. Resident;

10.                            the Transferee is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers;

11.                            the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Purchaser and neither a U.S. Person nor a U.S. Resident;

12.                            the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

13.                            the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

14.                            the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

B-2-2

15.                            the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

16.                            the Transferee is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan;

17.                            if the Transferee is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30,1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act;

18.                            it is not a Competitor;

19.                            either (i) it is not a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Note (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law; and

20.                            it is:

______ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

______ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 7 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note.  The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 7 above.  The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 7 above.  Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 7 above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party

B-2-3

in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                            ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
450 North Brand Blvd., 7th Floor
Glendale, CA 91203.4415
Attention: General Counsel
Facsimile: 818-637-5362

B-2-4

EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS
OF INTERESTS IN RULE 144A GLOBAL NOTES TO
INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES

Citibank, N.A.,
    as Trustee
480 Washington Boulevard
30th Floor
Jersey City, NJ 07310
Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC

Re:                     Applebee’s Funding LLC; IHOP Funding LLC $1,300,000,000 Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of September 30, 2014 (the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2014-1 Supplement to the Base Indenture, dated as of September 30, 2014 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2014-1 securities intermediary.  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[____________] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [____________]) in the name of [____________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in an Permanent Regulation S Global Note in the name of [____________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated August 13, 2014, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer, or:

1.                                    the Transferee is a Qualified Purchaser within the meaning of Section 2(a)(51) of the Investment Company Act;

B-3-1

2.                                    the offer of the Notes was not made to a Person in the United States;

3.                                    at the time the buy order was originated, the Transferee was outside the United States;

4.                                    no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

5.                                    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S and in reliance on Section 3(c)(7) of the Investment Company Act;

6.                                    the Transferee is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (within the meaning of the Investment Company Act);

7.                                    the Transferee is acquiring the Notes for its own account or the account of another person, who is a Qualified Purchaser and is neither a U.S. Person nor a U.S. Resident, with respect to which it exercises sole investment discretion;

8.                                    the Transferee is not purchasing such Offered Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person or a U.S. Resident;

9.                                    the Transferee is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers;

10.                            the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Purchaser and neither a U.S. Person nor a U.S. Resident;

11.                            the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

12.                            the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

13.                            the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

14.                            the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

B-3-2

15.                            the Transferee is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan;

16.                            if the Transferee is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30,1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act;

17.                            it is not a Competitor;

18.                            either (i) it is not a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Note (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law; and

19.                            it is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                            ,

B-3-3

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
450 North Brand Blvd., 7th Floor
Glendale, CA 91203.4415
Attention: General Counsel
Facsimile: 818-637-5362

B-3-4

EXHIBIT B-4

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS
OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES OR
PERMANENT REGULATION S GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE

Citibank, N.A.,
                   as Trustee
480 Washington Boulevard
30th Floor
Jersey City, NJ 07310
Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC

Re:                          Applebee’s Funding LLC; IHOP Funding LLC $1,300,000,000  Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of September 30, 2014 (the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2014-1 Supplement to the Base Indenture, dated as of September 30, 2014 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2014-1 securities intermediary.  Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC] [an interest in an Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and the Offering Memorandum dated August 13, 2014, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is a Co-Issuer or an Affiliate of a Co-Issuer or as follows:

1.                                    It is (a) a Qualified Institutional Buyer and a Qualified Purchaser, (b) aware that the sale to it is being made in reliance on Rule 144A and in reliance on Section 3(c)(7) of the Investment Company Act and (c) acquiring such Notes for its own account or for the

B-4-1

account of another person who is a Qualified Institutional Buyer and a Qualified Purchaser with respect to which it exercises sole investment discretion.

2.                                    It is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

3.                                    It is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer and a Qualifies Purchaser (for Notes acquired in the United States) or a Qualified Purchaser and neither a U.S. person (as defined in Regulation S) nor a U.S. resident (as defined for purposes of the Investment Company Act) (for Notes acquired outside the United States).

4.                                    It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes.

5.                                    It understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories.

6.                                    It understands that the Manager, the Co-Issuers and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

7.                                    It will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes.

8.                                    It is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan.

9.                                    If it is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30, 1996, it has received the necessary consent from its beneficial owners as required by the Investment Company Act.

10.                            It is not a Competitor.

The Transferee hereby certifies that it is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable form) is attached hereto; or

B-4-2

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee represents and warrants that either (i) it is not a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2014-1 Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note.  The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph.  The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements.  Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                            ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

B-4-3

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
450 North Brand Blvd., 7th Floor
Glendale, CA 91203.4415
Attention: General Counsel
Facsimile: 818-637-5362

B-4-4

EXHIBIT C

FORM OF QUARTERLY NOTEHOLDERS’ REPORT

[ATTACHED]

C-1

EXHIBIT D

[CLEARING AGENCY]

IMPORTANT

B#:	[number]

DATE:	[date]

TO:	ALL PARTICIPANTS

FROM:	[name], [title], Underwriting Department

ATTENTION:	[Managing Partner/Officer; Cashier, Operations, Data Processing and Underwriting Managers]

SUBJECT:	Section 3(c)(7) restrictions for APPLEBEE’S FUNDING LLC and IHOP FUNDING LLC, each as Co-Issuer Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2

(A)	[CUSIP Numbers] [ISIN/Common Code]:	[CUSIP Numbers for Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2 — 144A, Reg.S] [ISIN/Common Code for Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2 — 144A, Reg.S]
(B)	Security Description:	APPLEBEE’S FUNDING LLC and IHOP FUNDING LLC, each as Co-Issuer Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2
(C)	Offer Amount:	$[ ]
(D)	Managing Underwriter:	[ ]
(E)	Paying Agent:	[name of paying agent]
(F)	Closing Date:	September 30, 2014

Special Instructions:

See Attached Important Instructions from the Co-Issuers.

[CO-ISSUERS LETTERHEAD]

Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2

[CUSIP No. of Security][ISIN/Common Code of Security]

The Co-Issuers and initial purchasers are putting participants on notice that they are required to follow these purchase and transfer restrictions with regard to the above-referenced security.

In order to qualify for the exemption provided by Section 3(c)(7) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the exemption

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provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), offers, sales and resales of the Series 2014-1 4.277% Fixed Rate Senior Secured Notes, Class A-2 (the “Securities”) may only be made in minimum denominations of $50,000 (x) within the United States to “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A that are also “qualified purchasers” (“QPs”) within the meaning of Section 2(a)(51)(A) of the Investment Company Act and Rule 2a51-1 promulgated thereunder and are not Competitors and (y) outside of the United States to QPs who are not Competitors and are neither U.S. persons (as defined in Regulation S) nor U.S. residents (as defined for purposes of the Investment Company Act).  Each purchaser of Securities (1) represents to and agrees with the Co-Issuers and the initial purchasers that (i)(a) with respect to Notes that were purchased in the United States, the purchaser is a QIB who is a QP (a “QIB/QP”) and (b) with respect to Notes that were purchased outside the United States, the purchaser is a QP who is neither a U.S. person (as defined in Regulation S) nor a U.S. resident (as defined for purposes of the Investment Company Act; (ii) the purchaser is not a broker-dealer who owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers; (iii) the purchaser is not a participant-directed employee plan, such as a 401(k) plan; (iv) the QIB/QP is acting for its own account, or the account of another QIB/QP; (v) the purchaser is not formed for the purpose of investing in the Co-Issuers; (vi) the purchaser, and each account for which it is purchasing, will hold and transfer at least the minimum denomination of Securities; (vii) the purchaser understands that the Co-Issuers may receive a list of participants holding positions in its securities from one or more book-entry depositaries; (viii) the purchaser will provide notice of the transfer restrictions to any subsequent transferees; and (ix) the purchaser is not a Competitor and (2) acknowledges that the Co-Issuers have not been registered under Investment Company Act and the Securities have not been registered under the Securities Act and represents to and agrees with the Co-Issuers and the initial purchasers that, for so long as securities are outstanding, it will not offer, resell, pledge or otherwise transfer the Securities except to a QIB that is also a QP in a transaction meeting the requirements of Rule 144A.  Each purchaser further understands that the Securities will bear a legend with respect to such transfer restrictions.  See “Transfer Restrictions” in the Offering Memorandum.

The charter, bylaws, organizational documents or securities issuance documents of the Co-Issuers provide that the Co-Issuers will have the right to (i) require any holder of Securities who is determined not to be both a QIB and a QP to sell the Securities to a QIB that is also a QP or (ii) redeem any Securities held by such a holder on specified terms.  In addition, the Co-Issuers have the right to refuse to register or otherwise honor a transfer of Securities to a proposed transferee that is not both a QIB and a QP.

The restrictions on transfer required by the Co-Issuers (outlined above) will be reflected [under the notation “3c7” in DTC’s User Manuals and DTC’s Reference Directory] [Annex 3(c)(7) of Euroclear’s New Issues Acceptance Guide] [Chapter 7 (“Custody Business Operations — New Issues”), Section 7.3 (“General Procedure for the admission and distribution of new issues of syndicated international instruments”) in Clearstream Banking’s Directory].

Any questions or comments regarding this subject may be directed to Bryan R. Adel, General Counsel (Telephone: (818) 637-5362) .

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